As filed with the Securities and Exchange Commission on January 13, 1998

                                                     Registration Nos. _________
                                                                       _________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
         Pre-Effective Amendment No. _____                                 [ ]
         Post-Effective Amendment No. ____                                 [ ]

                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

         Amendment No. ____

                        (Check appropriate box or boxes.)

                            PBHG ADVISOR FUNDS, INC.

               (Exact name of registrant as specified in charter)

                               825 Duportail Road
                                 Wayne, PA 19087
               (Address of Principal Executive Offices, Zip Code)

         Registrant's Telephone Number, Including Area Code (610) 647-4100

                                Harold J. Baxter
                               825 Duportail Road
                            Wayne, Pennsylvania 19087

                     (Name and Address of Agent For Service)


                                   Copies to:

         William H. Rheiner, Esq.              John M. Zerr, Esq.
         Ballard Spahr Andrews & Ingersoll     Pilgrim Baxter & Associates, Ltd.
         1735 Market Street, 51st Floor        825 Duportail Road
         Philadelphia, PA 19103-7599           Wayne, PA 19087
         (215) 864-8600                        (610) 647-4100

Approximate Date of Proposed Public Offering: As soon as practicable after effective date of this Filing.

It is proposed that this filing will become effective (check appropriate box)

__         immediately upon filing pursuant to paragraph (b)

__         on (date) pursuant to paragraph (b)

__         60 days after filing pursuant to paragraph (a)(1)

__         on (date) pursuant to paragraph (a)(1)

__         75 days after filing pursuant to paragraph (a)(2)

__         on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered:  Common Stock

           ----------------------------------------------------------

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as this Commission, acting pursuant to said Section 8(a), may determine.

                            PBHG ADVISOR FUNDS, INC.
                              CROSS REFERENCE SHEET
                            (as required by Rule 495)
PART A

Item No.                                               Location in Prospectus
--------                                               ----------------------
1.       Cover Page                                    Cover Page

2.       Synopsis                                      Summary; Expense Summary

3.       Condensed Financial Information               Financial Highlights

4.       General Description of Registrant             Investment Objectives and Policies;
                                                       General Investment Policies and
                                                       Strategies; Risk Factors; Investment
                                                       Limitations; General Information--The
                                                       Company

5.       Management of the Fund                        General Information--Directors of the
                                                       Company; General Information--Value Investors;
                                                       General Information--Analytic TSA;
                                                       General Information--Wellington; General Information--The
                                                       Administrator and the Sub-
                                                       Administrator; General Information--The
                                                       Transfer Agent;
                                                       General Information--The
                                                       Shareholder Servicing Agents; General
                                                       Information--The Distributor

5A.      Management's Discussion of                    Not Applicable
         Fund Performance

6.       Capital Stock and Other Securities            Taxes; General Information -- Voting Rights;
                                                       General Information--Dividends and Distributions

7.       Purchase of Securities Being Offered          How to Purchase Fund Shares; Shareholder Services;
                                                       Determination of Net Asset Value

8.       Redemption or Repurchase                      How to Redeem Fund Shares;
                                                       Shareholder Services; Determination of
                                                       Net Asset Value

9.       Pending Legal Proceedings                     Not Applicable





PART B

10.      Cover Page                                    Cover Page

11.      Table of Contents                             Table of Contents

12.      General Information and History               The Company

13.      Investment Objectives and Policies            Description of Permitted Investments;
                                                       Investment Limitations; Description of
                                                       Shares; Appendix A--Glossary of Permitted Investments;
                                                       Appendix B--Ratings of Securities

14.      Management of the Fund                        Directors and Officers of the Company;
                                                       The Administrator and Sub-
                                                       Administrator

15.      Control Persons and Principal Holders         5% and 25% Shareholders; Directors
         of Securities                                 and Officers of the Company

16.      Investment Advisory and Other                 The Adviser; The Sub-Advisers; The
         Services                                      Administrator and Sub-Administrator;
                                                       The Distributor

17.      Brokerage Allocation and Other                Portfolio Transactions
         Practices

18.      Capital Stock and Other Securities            Description of Shares

19.      Purchase, Redemption and Pricing of           Purchase and Redemption of Shares;
         Securities Being Offered                      Determination of Net Asset Value

20.      Tax Status                                    Taxes

21.      Underwriters                                  The Distributor

22.      Calculation of Performance Data               Computation of Yield; Calculation of
                                                       Total Return

23.      Financial Statements                          Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PROSPECTUS

                             SUBJECT TO COMPLETION

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.



                            PBHG ADVISOR FUNDS, INC.

                    PROSPECTUS DATED __________________, 1998


PBHG Advisor Funds, Inc. (the "Company") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers three classes of shares of each of the following portfolios (each a "PBHG Advisor Fund" or "Fund," and together, the "PBHG Advisor Funds" or "Funds"):

PBHG ADVISOR VALUE FUNDS

o   PBHG ADVISOR CORE VALUE FUND
o   PBHG ADVISOR VALUE OPPORTUNITIES FUND
o   PBHG ADVISOR NEW CONTRARIAN FUND
o   PBHG ADVISOR REIT FUND

PBHG ADVISOR GROWTH FUNDS

o   PBHG ADVISOR BLUE CHIP GROWTH FUND
o   PBHG ADVISOR GROWTH OPPORTUNITIES FUND
o   PBHG ADVISOR ENHANCED EQUITY FUND
o   PBHG ADVISOR TREND FUND

PBHG ADVISOR AGGRESSIVE GROWTH FUNDS

o   PBHG ADVISOR LARGE CAP CONCENTRATED FUND
o   PBHG ADVISOR GROWTH II FUND
o   PBHG ADVISOR NEW OPPORTUNITIES FUND
o   PBHG ADVISOR GLOBAL TECHNOLOGY &
    COMMUNICATIONS FUND

PBHG ADVISOR FIXED INCOME FUNDS

o   PBHG ADVISOR MASTER FIXED INCOME FUND
o   PBHG ADVISOR HIGH YIELD FUND
o   PBHG ADVISOR CASH RESERVES FUND

This Prospectus sets forth concisely the information about the Company, the PBHG Advisor Funds and the classes of shares that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated _________________, which contains important information has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling 1-800-XXX-XXXX. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Company and other registrants that file electronically with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus.

AN INVESTMENT IN THE PBHG ADVISOR CASH RESERVES FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency and are subject to investment risk, including the possible loss of principal.

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----
SUMMARY  ............................................................  3
FINANCIAL HIGHLIGHTS................................................. 18
THE COMPANY AND THE FUNDS............................................ 18
INVESTMENT OBJECTIVES AND POLICIES................................... 18
GENERAL INVESTMENT POLICIES AND STRATEGIES........................... 32
RISK FACTORS......................................................... 36
INVESTMENT LIMITATIONS............................................... 44
HOW TO PURCHASE FUND SHARES.......................................... 46
SHAREHOLDER SERVICES................................................. 55
HOW TO REDEEM FUND SHARES............................................ 59
DETERMINATION OF NET ASSET VALUE..................................... 67
PERFORMANCE ADVERTISING.............................................. 67
TAXES    ............................................................ 69
GENERAL INFORMATION.................................................. 71


                                     SUMMARY

         The Company is an open-end management investment company which provides a convenient way to invest in professionally managed portfolios of securities. This Prospectus provides basic information about the 15 separate series of the
Company: PBHG Advisor Core Value Fund, PBHG Advisor Value Opportunities Fund, PBHG Advisor New Contrarian Fund, PBHG Advisor REIT Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Growth Opportunities Fund, PBHG Advisor Enhanced Equity Fund, PBHG Advisor Trend Fund, PBHG Advisor Large Cap Concentrated Fund, PBHG Advisor Growth II Fund, PBHG Advisor New Opportunities Fund, PBHG Advisor Global Technology & Communications Fund, PBHG Advisor Master Fixed Income Fund, PBHG Advisor High Yield Fund, and PBHG Advisor Cash Reserves Fund. Each Fund has three classes of shares (Class A, Class B and Class I) which are described below. Except for the PBHG Advisor New Contrarian Fund, PBHG Advisor REIT Fund, and PBHG Advisor Large Cap Concentrated Fund, which are classified as non-diversified investment companies, each PBHG Advisor Fund is classified as a diversified investment company.

         Who are the Adviser and the sub-advisers? Pilgrim Baxter & Associates, Ltd. (the "Adviser") serves as the investment adviser to each PBHG Advisor Fund. Pilgrim Baxter Value Investors, Inc. ("Value Investors") serves as the sub-adviser to the PBHG Advisor Core Value Fund, PBHG Advisor Value Opportunities Fund, and PBHG Advisor New Contrarian Fund. Wellington Management Company, LLP ("Wellington") serves as the sub-adviser to the PBHG

Advisor Cash Reserves Fund. Analytic TSA Global Asset Management, Inc. ("Analytic TSA") serves as sub-adviser to the PBHG Adviser Enhanced Equity Fund and PBHG Advisor Master Fixed Income Fund. See "The Adviser," "Value Investors," "Analytic TSA," and "Wellington" under the caption "General Information."

         Who are the Administrator and Sub-Administrator? PBHG Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, serves as the administrator for the Company, and SEI Fund Resources (the "Sub-Administrator") serves as sub-administrator for the Company. See "The Administrator and Sub-Administrator" under the caption "General Information."

         Who are the Transfer Agent and shareholder servicing agents? _________________ serves as the transfer agent and dividend disbursing agent (the "Transfer Agent") of the Company. PBHG Fund Services serves as shareholder servicing agent of the Company. UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, provides services to the Company pursuant to a sub-shareholder servicing agreement between PBHG Fund Services and UAM SSC. The Company may also pay amounts to certain third parties that provide sub-transfer agency and other administrative services relating to the Company to persons who beneficially own interests in the Company. See "The Transfer Agent" and "Shareholder Servicing Agents" under the caption "General Information."

         Who is the Distributor? PBHG Fund Distributors (the "Distributor"), a wholly owned subsidiary of the Adviser, provides the Company with distribution services. See "The Distributor" under the caption "General Information."

         How Can I Purchase Shares? Purchases are made through your investment dealer or selected financial institutions. Purchases may be made on any day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day"). Shares of the PBHG Advisor Cash Reserves Fund cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. A purchase order will be effective as of the Business Day received by the PBHG Advisor Funds if the PBHG Advisor Funds receive sufficient information to execute the order and receive payment by check or readily available funds prior to 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other PBHG Advisor Funds. This Prospectus offers three classes of shares of each PBHG Advisor Fund. Class A and Class B shares bear sales charges in different forms and amounts and each class has different levels of expenses.

         Class A Shares. If you purchase Class A shares you will pay a sales charge at the time of purchase (except that Class A shares of the PBHG Advisor Cash Reserves Fund are sold without an initial sales charge). As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge). Certain purchases of Class A shares qualify for a sales charge waiver or reduction. Class A shares bear a 12b-1 plan fee at the annual rate of 0.25% of each PBHG Advisor Fund's average net assets attributable to Class A shares. Class A shares of the PBHG Advisor Cash Reserves Fund are sold without an initial sales charge and are not subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed upon redemptions of Class A shares of the PBHG Advisor Cash Reserves Fund when such shares were purchased in an exchange, and on redemptions of Class A shares for certain large purchases. See "How to Purchase Fund Shares - Class A Shares" and "How to Redeem Fund Shares -- Contingent Deferred Sales Charge Program for Large Purchases".

         Class B Shares. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years. Class B shares bear a higher 12b-1 plan fee than Class A shares, at the annual rate of 1.00% of each PBHG Advisor Fund's average net assets. Class B shares will automatically convert into Class A shares, based on relative net asset value, approximately eight years after purchase. Class B shares provide you the benefit of putting all of your dollars to work from the time the investment is made, but (until conversion) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 plan fee. Class B shares of the PBHG Advisor Cash Reserves Fund can be purchased only in an exchange are not available for direct purchase. See "Class B Shares" under the caption "How to Purchase Fund Shares."

         Class I Shares. Class I shares are available only to certain institutional investors such as defined benefit plans and defined contribution plans, management account programs, and trusts or custodial accounts maintained at banks or trust companies, in each case where the institution maintains individual shareholder records and does not receive any payment from the Company or the Distributor for administrative, record keeping or transfer agency related services performed by such institution and where the financial institution has entered into a participation agreement with the Distributor. Class I shares are sold without an initial sales charge, are not subject to a contingent deferred sales charge, and have not adopted a 12b-1 plan. Thus, the entire purchase price of Class I shares is immediately invested in Class I shares. See "Class I Shares" under the caption "How to Purchase Fund Shares."

         Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. Orders for Class B shares for $250,000 or more will be treated as orders for Class A shares or will be declined. Class I shares are only available to certain institutional investors who have entered into a participation agreement with the Distributor. For more information about these sales arrangements, consult your investment dealer. Sales personnel may receive different compensation depending on which class of shares they sell. Shares may only be exchanged for shares of the same class of another PBHG Advisor Fund offered for sale by this Prospectus. See "Shareholder Services
- Exchange Privileges."

         Is There a Minimum Investment? Class A and Class B shares of each PBHG Advisor Fund have a minimum initial investment of $2,500 for regular accounts and $2,000 for IRAs. Class A and Class B shares of each Fund, however, have a minimum initial investment of only $500 for both regular accounts and IRAs provided a Systematic Investment Plan is established by the investor with a minimum investment of $25 per month at the same time that the initial investment is made. The minimum initial investment for Class I shares for all PBHG Advisor Funds is $1 million in the aggregate.

         How Do I Redeem Shares? Redemptions may be made on any Business Day. Redemption orders placed prior to 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other PBHG Advisor Funds on any Business Day will be effective that day. The redemption price for shares is the net asset value per share determined as of the end of the day the order is effective less any applicable contingent deferred sales charge. See "Class B Shares" and "Contingent Deferred Sales Charge Program for Large Purchases" under the caption "How to Redeem Fund Shares."

EXPENSE SUMMARY

Shareholder Transaction Expenses (Class A Shares)

===================================================================================================================================
                                                                              Maximum
                                     Maximum             Maximum          Deferred Sales
                                   Sales Load          Sales Load           Loads (as a          Redemption
                                   Imposed on          Imposed on          percentage of         Fees (as a
                                    Purchases          Reinvested            original            percentage
                                      (as a           Dividends as        purchase price          of amount
                                   percentage         a percentage         or redemption        redeemed, if
                                   of offering         of offering         proceeds, as          applicable)         Exchange
                                     price)              price)           applicable)(1)             (2)               Fees
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core                     5.75%               None                 None                 None               None
Value Fund

-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Value                    5.75%               None                 None                 None               None
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New                      5.75%               None                 None                 None               None
Contrarian Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor REIT                     5.75%               None                 None                 None               None
Fund


                                                       6




-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue                     5.75%               None                 None                 None               None
Chip Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Growth                   5.75%               None                 None                 None               None
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor                          5.75%               None                 None                 None               None
Enhanced Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Trend                    5.75%               None                 None                 None               None
Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large                    5.75%               None                 None                 None               None
Cap Concentrated Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Growth                   5.75%               None                 None                 None               None
II Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New                      5.75%               None                 None                 None               None
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Global                   5.75%               None                 None                 None               None
Technology &
Communications Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master                   4.75%               None                 None                 None               None
Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor High                     4.75%               None                 None                 None               None
Yield Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash                     None                None                 None                 None               None
Reserves Fund
===================================================================================================================================



(1) A contingent deferred sales charge of 1% applies to purchases of $1 million or more of Class A Shares that are redeemed within 12 months of the date of purchase. See "How to Redeem Fund Shares-Contingent Deferred Sales Charge Program for Large Purchases."

(2) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. A charge of $12.00 may be imposed annually on accounts that fall below the minimum account size as a result of shareholder redemptions. See "How to Redeem Fund Shares -- Minimum Account Size" for the minimum account size of each PBHG Advisor Fund.

Annual Operating Expenses (Class A Shares)
(as a percentage of average net assets after applicable fee waivers)


================================================================================================================================

                                                                                                         Total Operating
                                                                                                       Expenses (net of fee
                                                                                                        waiver or expense
                                               Advisory           12b-1              Other              reimbursement, if
                                               Fees(1)            Fees            Expenses(1)              any) (1)(2)
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                    0.48%             0.25%              1.02%                    1.75%
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Value                              0.18%             0.25%              1.32%                    1.75%
Opportunities Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New Contrarian                     0.00%             0.25%              1.50%                    1.75%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor REIT Fund                                            0.25%                                       1.75%
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth                   0.18%             0.25%              1.32%                    1.75%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Growth                             0.38%             0.25%              1.12%                    1.75%
Opportunities Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity                    0.00%             0.25%              1.50%                    1.75%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Trend Fund                         0.44%             0.25%              1.06%                    1.75%
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap                          0.48%             0.25%              1.02%                    1.75%
Concentrated Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Growth II Fund                     0.51%             0.25%              0.99%                    1.75%
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities                  0.00%             0.25%              1.50%                    1.75%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Global Technology                  0.26%             0.25%              1.24%                    1.75%
& Communications Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed                       0.00%             0.25%              1.30%                    1.55%
Income Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor High Yield Fund                    0.00%             0.25%              1.30%                    1.55%
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves                      0.00%             0.25%              0.70%                    0.95%
Fund
================================================================================================================================


------------------

(1) Because the PBHG Advisor Funds had not yet commenced operations prior to the date of this Prospectus, "Advisory Fees" and "Other Expenses" are based on estimated amounts, net of any fee waiver or expense reimbursement. Absent any fee waiver or expense reimbursement arrangement, "Advisory Fees", "Other Expenses" and "Total Operating Expenses," respectively, as a percentage of average net assets of each Fund are estimated as follows:


         PBHG Advisor Core Value Fund                                   _____%      _____%       and   ______%
         PBHG Advisor Value Opportunities Fund                          _____%      _____%       and   ______%
         PBHG Advisor New Contrarian Fund                               _____%      _____%       and   ______%
         PBHG Advisor REIT Fund                                         _____%      _____%       and   ______%
         PBHG Advisor Blue Chip Growth Fund                             _____%      _____%       and   ______%
         PBHG Advisor Growth Opportunities Fund                         _____%      _____%       and   ______%
         PBHG Advisor Enhanced Equity Fund                              _____%      _____%       and   ______%
         PBHG Advisor Trend Fund                                        _____%      _____%       and   ______%
         PBHG Advisor Large Cap Concentrated Fund                       _____%      _____%       and   ______%
         PBHG Advisor Growth II Fund                                    _____%      _____%       and   ______%
         PBHG Advisor New Opportunities Fund                            _____%      _____%       and   ______%
         PBHG Advisor Global Technology & Communications Fund           _____%      _____%       and   ______%
         PBHG Advisor Master Fixed Income Fund                          _____%      _____%       and   ______%
         PBHG Advisor High Yield Fund                                   _____%      _____%       and   ______%
         PBHG Advisor Cash Reserves Fund                                _____%      _____%       and   ______%



(2) The Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit annual operating expenses (excluding transfer agency and distribution expenses) of the PBHG Advisor Core Value, PBHG Advisor Value Opportunities, PBHG Advisor New Contrarian, PBHG Advisor REIT, PBHG Advisor Blue Chip Growth, PBHG Advisor Growth Opportunities, PBHG Advisor Enhanced Equity, PBHG Advisor Trend, PBHG Advisor Large Cap Concentrated, PBHG Advisor Growth II, PBHG Advisor New Opportunities and PBHG Advisor Global Technology & Communications Funds to no more than 1.50% of each such Fund; of the PBHG Advisor Master Fixed Income and PBHG Advisor High Yield Funds to no more than 1.30% of each such Fund, and; of the PBHG Advisor Cash Reserves Fund to no more than .70% of such Fund. "Other Expenses" as shown in the table above includes transfer agency expenses and "Total Operating Expenses" includes transfer agency and distribution expenses. Each waiver of Advisory Fees or assumption of Other Expenses by the Adviser is subject to a possible reimbursement by each such Fund in future years if such reimbursement can be achieved within the foregoing annual expense limits.

Example An investor in Class A shares of a PBHG Advisor Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each period.




===============================================================================
                                                          1 Year       3 Years
-------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                                $74          $109
-------------------------------------------------------------------------------
PBHG Advisor Value Opportunities Fund                       $74          $109
-------------------------------------------------------------------------------
PBHG Advisor New Contrarian Fund                            $74          $109
-------------------------------------------------------------------------------
PBHG Advisor REIT Fund
-------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth Fund                          $74          $109

--------------------------------------------------------------------------------
PBHG Advisor Growth Opportunities Fund                      $74          $109
--------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity Fund                           $74          $109
--------------------------------------------------------------------------------
PBHG Advisor Trend Fund                                     $74          $109
--------------------------------------------------------------------------------
PBHG Advisor Large Cap Concentrated Fund                    $74          $109
--------------------------------------------------------------------------------
PBHG Advisor Growth II Fund                                 $74          $109
--------------------------------------------------------------------------------
PBHG Advisor New Opportunities Fund                         $74          $109
--------------------------------------------------------------------------------
PBHG Advisor Global Technology & Communications Fund        $74          $109
--------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income Fund                       $70           $96
--------------------------------------------------------------------------------
PBHG Advisor High Yield Fund                                $70           $96
--------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                             $10           $30
================================================================================

The example is based upon estimated total operating expenses for the PBHG Advisor Funds as set forth in the tables above. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A shares of each PBHG Advisor Fund. See "The Adviser" and "The Administrator and Sub-Administrator" under the caption "General Information."

Shareholder Transaction Expenses (Class B Shares)


===================================================================================================================================
                                                                              Maximum
                                     Maximum             Maximum          Deferred Sales
                                   Sales Load          Sales Load           Loads (as a          Redemption
                                   Imposed on          Imposed on          percentage of         Fees (as a
                                    Purchases          Reinvested            original            percentage
                                      (as a           Dividends as        purchase price          of amount
                                   percentage         a percentage         or redemption        redeemed, if
                                   of offering         of offering         proceeds, as          applicable)         Exchange
                                     price)              price)             applicable)              (1)               Fees
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core                     None                None                 5.00%                None               None
Value Fund

-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Value                    None                None                 5.00%                None               None
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New                      None                None                 5.00%                None               None
Contrarian Fund


                                       10




-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor REIT                     None                None                 5.00%                None               None
Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue                     None                None                 5.00%                None               None
Chip Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Growth                   None                None                 5.00%                None               None
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor                          None                None                 5.00%                None               None
Enhanced Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Trend                    None                None                 5.00%                None               None
Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large                    None                None                 5.00%                None               None
Cap Concentrated Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Growth                   None                None                 5.00%                None               None
II Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New                      None                None                 5.00%                None               None
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Global                   None                None                 5.00%                None               None
Technology &
Communications Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master                   None                None                 5.00%                None               None
Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor High                     None                None                 5.00%                None               None
Yield Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash                     None                None                 None                 None               None
Reserves Fund
===================================================================================================================================


Annual Operating Expenses (Class B shares)
(as a percentage of average net assets after applicable fee waivers)

===================================================================================================================================
                                                                                                        Total Operating
                                                                                                        Expenses (net of
                                                                                                    reimbursement after fee
                                                                                                       waiver or expense
                                              Advisory          12b-1              Other               reimbursement, if
                                               Fees(1)           Fees         Expenses(1)(2)               any)(1)(2)
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                    0.48%           1.00%              1.02%                     2.50%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Value                              0.18%           1.00%              1.32%                     2.50%
Opportunities Fund


                                                      11




-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New Contrarian                     0.00%           1.00%              1.50%                     2.50%
Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor REIT Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth                   0.18%           1.00%              1.32%                     2.50%
Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Growth                             0.38%           1.00%              1.12%                     2.50%
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity                    0.00%           1.00%              1.50%                     2.50%
Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Trend Fund                         0.44%           1.00%              1.06%                     2.50%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap                          0.48%           1.00%              1.02%                     2.50%
Concentrated Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Growth II Fund                     0.51%           1.00%              0.99%                     2.50%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities                  0.00%           1.00%              1.50%                     2.50%
Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Global Technology                  0.26%           1.00%              1.24%                     2.50%
& Communications Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed                       0.00%           1.00%              1.30%                     2.30%
Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor High Yield Fund                    0.00%           1.00%              1.30%                     2.30%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves                      0.00%           1.00%              0.70%                     1.70%
Fund
===================================================================================================================================


---------------

(1) Because the PBHG Advisor Funds had not yet commenced operations prior to the date of this Prospectus, "Advisory Fees" and "Other Expenses" are based on estimated amounts, net of any fee waiver or expense reimbursement. Absent any fee waiver or expense reimbursement arrangement, "Advisory Fees", "Other Expenses" and "Total Operating Expenses," respectively, as a percentage of average net assets of each

        Fund are estimated as follows:


         PBHG Advisor Core Value Fund                                   _____%      _____%       and   ______%
         PBHG Advisor Value Opportunities Fund                          _____%      _____%       and   ______%
         PBHG Advisor New Contrarian Fund                               _____%      _____%       and   ______%
         PBHG Advisor REIT Fund                                         _____%      _____%       and   ______%
         PBHG Advisor Blue Chip Growth Fund                             _____%      _____%       and   ______%
         PBHG Advisor Growth Opportunities Fund                         _____%      _____%       and   ______%
         PBHG Advisor Enhanced Equity Fund                              _____%      _____%       and   ______%
         PBHG Advisor Trend Fund                                        _____%      _____%       and   ______%
         PBHG Advisor Large Cap Concentrated Fund                       _____%      _____%       and   ______%



                                       12




         PBHG Advisor Growth II Fund                                    _____%      _____%       and   ______%
         PBHG Advisor New Opportunities Fund                            _____%      _____%       and   ______%
         PBHG Advisor Global Technology & Communications Fund           _____%      _____%       and   ______%
         PBHG Advisor Master Fixed Income Fund                          _____%      _____%       and   ______%
         PBHG Advisor High Yield Fund                                   _____%      _____%       and   ______%
         PBHG Advisor Cash Reserves Fund                                _____%      _____%       and   ______%



(2) The Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit annual operating expenses (excluding transfer agency and distribution expenses) of the PBHG Advisor Core Value, PBHG Advisor Value Opportunities, PBHG Advisor New Contrarian, PBHG Advisor REIT, PBHG Advisor Blue Chip Growth, PBHG Advisor Growth Opportunities, PBHG Advisor Enhanced Equity, PBHG Advisor Trend, PBHG Advisor Large Cap Concentrated, PBHG Advisor Growth II, PBHG Advisor New Opportunities and PBHG Advisor Global Technology & Communications Funds to no more than 1.50% of each such Fund; of the PBHG Advisor Master Fixed Income and PBHG Advisor High Yield Funds to no more than 1.30% of each such Fund, and; of the PBHG Advisor Cash Reserves Fund to no more than .70% of such Fund. "Other Expenses" as shown in the table above includes transfer agency expenses and "Total Operating Expenses" includes transfer agency and distribution expenses. Each waiver of Advisory Fees or assumption of Other Expenses by the Adviser is subject to a possible reimbursement by each such Fund in future years if such reimbursement can be achieved within the foregoing annual expense limits.

Example An investor in Class B shares of a PBHG Advisor Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each period.

================================================================================
                                                          1 Year        3 Years
--------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                               $77           $110
--------------------------------------------------------------------------------
PBHG Advisor Value Opportunities Fund                      $77           $110
--------------------------------------------------------------------------------
PBHG Advisor New Contrarian Fund                           $77           $110
--------------------------------------------------------------------------------
PBHG Advisor REIT Fund
--------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth Fund                         $77           $110
--------------------------------------------------------------------------------
PBHG Advisor Growth Opportunities Fund                     $77           $110
--------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity Fund                          $77           $110
--------------------------------------------------------------------------------
PBHG Advisor Trend Fund                                    $77           $110
--------------------------------------------------------------------------------
PBHG Advisor Large Cap Concentrated Fund                   $77           $110
--------------------------------------------------------------------------------
PBHG Advisor Growth II Fund                                $77           $110
--------------------------------------------------------------------------------
PBHG Advisor New Opportunities Fund                        $77           $110
--------------------------------------------------------------------------------
PBHG Advisor Global Technology & Communications Fund       $77           $110
--------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income Fund                      $75           $104
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PBHG Advisor High Yield Fund                               $75           $104
--------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                            $69            $87
================================================================================

You would pay the following expenses on the same investment, assuming no redemption:

================================================================================
                                                          1 Year       3 Years
--------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                               $25           $78
--------------------------------------------------------------------------------
PBHG Advisor Value Opportunities Fund                      $25           $78
--------------------------------------------------------------------------------
PBHG Advisor New Contrarian Fund                           $25           $78
--------------------------------------------------------------------------------
PBHG Advisor REIT Fund
--------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth Fund                         $25           $78
--------------------------------------------------------------------------------
PBHG Advisor Growth Opportunities Fund                     $25           $78
--------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity Fund                          $25           $78
--------------------------------------------------------------------------------
PBHG Advisor Trend Fund                                    $25           $78
--------------------------------------------------------------------------------
PBHG Advisor Large Cap Concentrated Fund                   $25           $78
--------------------------------------------------------------------------------
PBHG Advisor Growth II Fund                                $25           $78
--------------------------------------------------------------------------------
PBHG Advisor New Opportunities Fund                        $25           $78
--------------------------------------------------------------------------------
PBHG Advisor Global Technology & Communications Fund       $25           $78
--------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income Fund                      $23           $72
--------------------------------------------------------------------------------
PBHG Advisor High Yield Fund                               $23           $72
--------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                            $17           $54
================================================================================

The example is based upon estimated total operating expenses for the PBHG Advisor Funds as set forth in the tables above. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class B shares of each PBHG Advisor Fund. The amount shown in the table as "Other Expenses" is based on estimated amounts for the current fiscal year. See "The Adviser" and "The Administrator and Sub-Administrator" under the caption "General Information."

Annual Operating Expenses (Class I Shares)
(as a percentage of average net assets after applicable fee waivers)



===================================================================================================================================
                                                                                                           Total Operating
                                                                                                          Expenses (net of
                                                                                                            fee waiver or
                                                                                                               expense
                                                  Advisory           12b-1              Other             reimbursement, if
                                                  Fees(1)            Fees          Expenses(1)(2)            any)(1)(3)
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                       0.70%             None               0.80%                   1.50%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Value Opportunities                   0.40%             None               1.10%                   1.50%
Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New Contrarian Fund                   0.00%             None               1.50%                   1.50%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor REIT Fund                                               None
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth                      0.40%             None               1.10%                   1.50%
Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Growth Opportunities                  0.60%             None               0.90%                   1.50%
Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity                       0.00%             None               1.50%                   1.50%
Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Trend Fund                            0.66%             None               0.84%                   1.50%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap                             0.70%             None               0.80%                   1.50%
Concentrated Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Growth II Fund                        0.73%             None               0.77%                   1.50%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities                     0.00%             None               1.50%                   1.50%
Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Global Technology &                   0.48%             None               1.02%                   1.50%
Communications Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income                   0.00%             None               1.30%                   1.30%
Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor High Yield Fund                       0.00%             None               1.30%                   1.30%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                    0.00%             None               0.70%                   0.70%
===================================================================================================================================

---------------

(1) Because the PBHG Advisor Funds had not yet commenced operations prior to the date of this Prospectus, "Advisory Fees" and "Other Expenses" are based on estimated amounts, net of any fee waiver or expense reimbursement. Absent any fee waiver or expense reimbursement arrangement, "Advisor Fees," "Other

        Expenses" and "Total Operating Expenses," respectively, as a percentage of average net assets of each Fund are estimated as follows:


         PBHG Advisor Core Value Fund                                   _____%      _____%       and   ______%
         PBHG Advisor Value Opportunities Fund                          _____%      _____%       and   ______%
         PBHG Advisor New Contrarian Fund                               _____%      _____%       and   ______%
         PBHG Advisor REIT Fund                                         _____%      _____%       and   ______%
         PBHG Advisor Blue Chip Growth Fund                             _____%      _____%       and   ______%
         PBHG Advisor Growth Opportunities Fund                         _____%      _____%       and   ______%
         PBHG Advisor Enhanced Equity Fund                              _____%      _____%       and   ______%
         PBHG Advisor Trend Fund                                        _____%      _____%       and   ______%
         PBHG Advisor Large Cap Concentrated Fund                       _____%      _____%       and   ______%
         PBHG Advisor Growth II Fund                                    _____%      _____%       and   ______%
         PBHG Advisor New Opportunities Fund                            _____%      _____%       and   ______%
         PBHG Advisor Global Technology & Communications Fund           _____%      _____%       and   ______%
         PBHG Advisor Master Fixed Income Fund                          _____%      _____%       and   ______%
         PBHG Advisor High Yield Fund                                   _____%      _____%       and   ______%
         PBHG Advisor Cash Reserves Fund                                _____%      _____%       and   ______%



(2) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. A charge of $12.00 may be imposed annually on accounts that fall below the minimum account size as a result of shareholder redemptions. See "How to Redeem Fund Shares -- Minimum Account Size" for the minimum account size of each PBHG Advisor Fund.

(3) The Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit annual operating expenses (excluding transfer agency and distribution expenses) of the PBHG Advisor Core Value, PBHG Advisor Value Opportunities, PBHG Advisor New Contrarian, PBHG Advisor REIT, PBHG Advisor Blue Chip Growth, PBHG Advisor Growth Opportunities, PBHG Advisor Enhanced Equity, PBHG Advisor Trend, PBHG Advisor Large Cap Concentrated, PBHG Advisor Growth II, PBHG Advisor New Opportunities and PBHG Advisor Global Technology & Communications Funds to no more than 1.50% of each such Fund; of the PBHG Advisor Master Fixed Income and PBHG Advisor High Yield Funds to no more than 1.30% of each such Fund, and; of the PBHG Advisor Cash Reserves Fund to no more than .70% of such Fund. Each such waiver of Advisory Fees or assumption of Other Expenses by the Adviser is subject to a possible reimbursement by each PBHG Advisor Fund in future years if such reimbursement can be achieved within the foregoing annual expense limits.

Example An investor in Class I shares of a PBHG Advisor Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each period.

================================================================================
                                                        1 Year      3 Years
--------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                             $15          $47
--------------------------------------------------------------------------------
PBHG Advisor Value Opportunities Fund                    $15          $47
--------------------------------------------------------------------------------
PBHG Advisor New Contrarian Fund                         $15          $47

--------------------------------------------------------------------------------
PBHG Advisor REIT Fund
--------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth Fund                       $15          $47
--------------------------------------------------------------------------------
PBHG Advisor Growth Opportunities Fund                   $15          $47
--------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity Fund                        $15          $47
--------------------------------------------------------------------------------
PBHG Advisor Trend Fund                                  $15          $47
--------------------------------------------------------------------------------
PBHG Advisor Large Cap Concentrated Fund                 $15          $47
--------------------------------------------------------------------------------
PBHG Advisor Growth II Fund                              $15          $47
--------------------------------------------------------------------------------
PBHG Advisor New Opportunities Fund                      $15          $47
--------------------------------------------------------------------------------
PBHG Advisor Global Technology & Communications Fund     $15          $47
--------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income Fund                    $13          $41
--------------------------------------------------------------------------------
PBHG Advisor High Yield Fund                             $13          $41
--------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                          $7           $22
================================================================================

                              FINANCIAL HIGHLIGHTS

         Because the PBHG Advisor Funds had not yet commenced operations prior to the date of this Prospectus, there is no information available on which to base any Financial Highlights.

                            THE COMPANY AND THE FUNDS

The Company is an open-end management investment company that offers by means of this Prospectus shares in 15 separate series:

PBHG ADVISOR VALUE FUNDS

o   PBHG ADVISOR CORE VALUE FUND
o   PBHG ADVISOR VALUE OPPORTUNITIES
    FUND
o   PBHG ADVISOR NEW CONTRARIAN FUND
o   PBHG ADVISOR REIT FUND

PBHG ADVISOR GROWTH FUNDS

o   PBHG ADVISOR BLUE CHIP GROWTH
    FUND
o   PBHG ADVISOR GROWTH OPPORTUNITIES
    FUND
o   PBHG ADVISOR ENHANCED EQUITY FUND
o   PBHG ADVISOR TREND FUND

PBHG ADVISOR AGGRESSIVE
GROWTH FUNDS

o   PBHG ADVISOR LARGE CAP
    CONCENTRATED FUND
o   PBHG ADVISOR GROWTH II FUND
o   PBHG ADVISOR NEW OPPORTUNITIES
    FUND
o   PBHG ADVISOR GLOBAL TECHNOLOGY &
    COMMUNICATIONS FUND

PBHG ADVISOR FIXED INCOME
FUNDS

o   PBHG ADVISOR MASTER FIXED INCOME
    FUND
o   PBHG ADVISOR HIGH YIELD FUND
o   PBHG ADVISOR CASH RESERVES FUND

Each share of each PBHG Advisor Fund represents an undivided interest in that Fund. Each Fund's shares are currently divided into three classes of shares (Class A, Class B and Class I) having different sales related and shareholder servicing expenses and such other preferences and special or relative rights and privileges as the Board of Directors determines. Additional information pertaining to the Company may be obtained in writing from the PBHG Advisor Funds, [_______________________________________________] or by calling
1-800-XXX- XXXX.


                       INVESTMENT OBJECTIVES AND POLICIES

The following sections describe the investment objectives and primary investment policies of each of the PBHG Advisor Funds. For additional information, see "Portfolio Turnover," "Temporary Defensive Positions," and "Common Investment Policies" under the caption

"General Investment Policies and Strategies," "Risk Factors," and the Statement of Additional Information.

PBHG VALUE FUNDS

PBHG Advisor Core Value Fund

The PBHG Advisor Core Value Fund, a diversified portfolio, seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other Equity Securities of large, medium, and small companies which are considered to be relatively undervalued based on certain proprietary measures of value. "Equity Securities" as used herein include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks.

In selecting investments for the PBHG Advisor Core Value Fund, the Adviser and Value Investors emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earnings power to its current stock price; current dividend income and the potential for dividend growth; low price/earnings ratio relative to other similar companies; strong competitive advantages, including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects. The Fund may invest in securities of companies that are considered to be financially sound and attractive investments based on their operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Fund may invest in such companies when the Adviser and Value Investors believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to improve their financial fundamentals or to otherwise increase the market price of their securities. The use of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation.

Under normal market conditions, the PBHG Advisor Core Value Fund will invest at least 65% of its total assets in Equity Securities of undervalued issuers. The Equity Securities in which the Fund normally invests will be traded in the United States or Canada on a registered securities exchange or established over-the-counter market.

PBHG Advisor Value Opportunities Fund

The PBHG Advisor Value Opportunities Fund, a diversified portfolio, seeks to achieve above average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other Equity Securities of companies with market capitalizations in the range of companies represented in the Standard & Poor's Mid-Cap 400 Index ("S&P 400"), which are considered to be relatively undervalued based on certain proprietary measures of value.

The current market capitalization of companies represented in the S&P 400 is typically between $200 million and over $5 billion. It is expected that securities purchased by the PBHG Advisor Value Opportunities Fund will typically exhibit lower price/earnings ratios than the average of those in the S&P 400. Under normal circumstances, the Fund will be structured taking into account the economic sector weightings of the S&P 400 with the Fund's sector weightings normally within 5% of the sector weightings of that Index.

In selecting investments for the PBHG Advisor Value Opportunities Fund, the Adviser and Value Investors emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earnings power to its current stock price; current dividend income and the potential for dividend growth; low price/earnings ratio relative to other similar companies; strong competitive advantages including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects. The Fund may invest in securities of companies that are considered to be financially sound and attractive investments based on their operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Fund may invest in such companies when the Adviser and Value Investors believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to improve their financial fundamentals or to otherwise increase the market price of their securities. The use of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation.

Under normal market conditions, the PBHG Advisor Value Opportunities Fund will invest at least 65% of its total assets in Equity Securities of undervalued medium capitalization issuers. The equity securities in which the Fund normally invests will be traded in the United States or Canada on a registered securities exchange or established over-the-counter market.

PBHG Advisor New Contrarian Fund

The PBHG Advisor New Contrarian Fund, a non-diversified portfolio, seeks long-term capital appreciation. The Fund will invest at least 65% of its net assets in Equity Securities. To select securities, the Adviser and Value Investors will seek out domestic, multinational and foreign companies that are little-known or overlooked, out-of favor due to a prior decline in value, or have been oversold or undiscovered by other investors. The Fund may purchase domestic and foreign securities issued by companies of all sizes, industries and geographical markets. The

Fund may invest up to 100% of its assets in securities of foreign issuers but will not invest more than 40% of its assets in any one foreign country. In pursuing its investment objective, the Fund may sell securities short, buy put and call options, write covered call options, and buy and sell index futures.

Although the Fund is classified as a non-diversified investment company under the 1940 Act, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

PBHG Advisor REIT Fund

The PBHG Advisor REIT Fund, a nondiversified portfolio, seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts ("REITs").

The PBHG Advisor REIT Fund invests in Equity Securities of REITs and other real estate industry operating companies ("REOCs"). For purposes of the Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. The Fund's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts ("ADRs") actively traded in the United States.

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

The PBHG Advisor REIT Fund may hold cash or invest in short-term debt securities and other money market instruments when, in the Adviser's opinion, such holdings are prudent given then prevailing market conditions. All these short-term investments will be of the highest quality as determined by a nationally recognized statistical rating organization ("NRSRO") (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as determined by the Adviser.

Although the PBHG Advisor REIT Fund does not invest directly in real estate, the Fund concentrates its investments in the real estate industry, and an investment in the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition; property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses, uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

While the PBHG Advisor REIT Fund does not intend to invest directly in real estate, the Fund could, under certain circumstances, own real estate directly as a result of a default on securities that it owns. In addition, if the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company.

The Adviser does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the Adviser may take advantage of short-term opportunities that are consistent with the PBHG Adviser REIT Fund's investment objectives.

Although the Fund is classified as a non-diversified investment company under the 1940 Act, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

PBHG ADVISOR GROWTH FUNDS

PBHG Advisor Blue Chip Growth Fund

The PBHG Advisor Blue Chip Growth Fund, a diversified portfolio, seeks long-term growth of capital by investing primarily in Equity Securities of well-known and established companies, both domestic and foreign. The Adviser normally will invest at least 65% of the Fund's net assets in Equity Securities of "blue chip" companies, i.e., companies which have leading market positions in their respective industries and strong financial characteristics, as determined by the Adviser. The Adviser defines blue chip companies to include those in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") or the Dow Jones Industrial Average, or which have a market capitalization of at least $1 billion if not included in either index.

Blue chip companies typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations.

When choosing the PBHG Advisor Blue Chip Growth Fund's domestic or foreign investments, the Adviser will seek companies that it expects will demonstrate greater long-term earnings growth than the average company included in the S&P
500. This method of selecting stocks is based on the belief that growth in a company's earnings will eventually translate into growth in the price of its stock. The Adviser looks at strong market sectors and then identifies those companies that offer the most attractive values based upon earnings prospects. The Fund's sector emphasis may shift based on changes in the sector's earnings outlook.

Portfolio candidates for the PBHG Advisor Blue Chip Growth Fund can be identified as companies that typically possess any of the following characteristics and which, in the Adviser's opinion, exhibit high earnings growth relative to their current valuation measures:

Market Leadership

         o Superior potential for growth relative to other companies in the same industry

         o Proprietary technology with the potential to bring about major changes within an industry

         o     Leading sales or market share within an industry

Financial Leadership

         o Superior earnings growth rates or earnings growth prospects relative to industry peers

         o Higher profitability characteristics (e.g., higher profit margins and returns on equity) than comparable industry competitors

         o Stronger balance sheet characteristics (e.g., low debt levels) relative to industry competitors

Companies that demonstrate the potential to become blue chip companies in the future may also be selected by the Adviser for the PBHG Advisor Blue Chip Growth Fund's investments.

PBHG Advisor Growth Opportunities Fund

The PBHG Advisor Growth Opportunities Fund, a diversified portfolio, seeks long term capital growth through investments in Equity Securities. In selecting its equity investments, the Adviser seeks to identify companies which exhibit high earnings growth relative to their current price to earnings ratio or other valuation measures or whose fundamental value or growth potential is not yet reflected in their current market price.

In addition, the Adviser seeks to invest in securities of companies which have one or more of the following attributes:

         o     Own proprietary technology or products

         o     Have a high return on equity

         o Are well positioned to increase market share and or improve profitability relative to their competitors

         o Are able to sustain above average growth rates of earnings and sales.

PBHG Advisor Enhanced Equity Fund

The PBHG Advisor Enhanced Equity Fund, a diversified portfolio, seeks above average total returns through investments in Equity Securities. The Fund will invest in a diversified equity portfolio consisting primarily of common stocks and related investments such as options and futures. For this purpose, "above average total returns" means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics.

The PBHG Advisor Enhanced Equity Fund seeks to achieve its objective by investing primarily in the publicly traded Equity Securities of U.S. domiciled corporations and options and futures that relate to such stocks. While the Fund may invest in stocks of any market capitalization, it is anticipated that the average capitalization of the Fund's stocks will be typical of medium to large companies (typically $15 billion or higher).

Under normal market conditions, the PBHG Advisor Enhanced Equity Fund will invest at least 65% of its total assets in Equity Securities of U.S. domiciled corporations.

PBHG Advisor Trend Fund

The PBHG Advisor Trend Fund, a diversified portfolio, seeks long term growth of capital. The Fund will invest primarily in companies that the Adviser believes will be future beneficiaries of social and economic trends and change. The Adviser will examine social attitudes, legislative actions, product innovation, demographics and other relevant factors to determine the underlying trends shaping or expected to shape the marketplace. The Adviser will identify key industries and companies that are expected to benefit based upon its determination of these trends. The Adviser will then analyze the fundamental merits of these investment candidates. The Fund seeks capital appreciation by investing mainly in equity securities of domestic and foreign issuers.

The Adviser favors companies that show the potential for stronger than expected earnings or growth. The Adviser also emphasizes industries that are undervalued or out-of-favor. In following its strategy, the PBHG Advisor Trend Fund may invest in small and medium sized companies, which carry more risk than larger ones. Generally, these companies, especially small sized ones, rely on limited product lines and markets, financial resources, or other factors. This may make them more susceptible to setbacks or downturns.

PBHG ADVISOR AGGRESSIVE GROWTH FUNDS

PBHG Advisor Large Cap Concentrated Fund

The PBHG Advisor Large Cap Concentrated Fund, a non-diversified portfolio, seeks long-term growth of capital. The Fund will normally be substantially invested in Equity Securities (including ADRs and foreign equity securities). The Fund may invest in convertible debt securities but only if such securities are rated investment grade by an NRSRO (i.e., within one of the four highest rating categories). The Adviser will consider a broad range of industries in choosing investments for the Fund.

Under normal market conditions, the PBHG Advisor Large Cap Concentrated Fund will invest substantially all of its assets in equity securities of a limited number (i.e., no more than 20 issuers) of large capitalization companies that, in the Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation. Such large companies have market capitalization in excess of $1 billion. Because the Fund focuses on equity securities of a small number of companies, the impact of a change in value of a single stock holding may be magnified.

The PBHG Advisor Large Cap Concentrated Fund may invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada. The Fund will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Company.

Although the Fund is classified as a non-diversified investment company under the 1940 Act, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

PBHG Advisor Growth II Fund

The PBHG Advisor Growth II Fund, a diversified portfolio, seeks capital appreciation. The Fund normally will be substantially invested in Equity Securities but also may limit its investment in warrants and rights to purchase common stocks to 5% of its total assets. Under normal market conditions, the Fund will invest at least 65% of its total assets in Equity Securities of small and medium sized growth companies (market capitalization or annual revenues up to $4 billion). The average market capitalizations of holdings in the Fund may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. Normally, the PBHG Advisor Growth II Fund intends to purchase securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. There may be times when, in the opinion of the Adviser, the shareholders' interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Fund's assets invested in convertible securities. In addition, the Fund may continue to hold securities of companies whose market capitalizations or annual revenues grow above $4 billion subsequent to purchase, if the company continues to satisfy the other investment policies of the Fund.

The PBHG Advisor Growth II Fund will seek to achieve its objective by investing in companies believed by the Adviser to have an outlook for strong earnings growth and the potential for significant capital appreciation. Securities will be sold when the Adviser believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Fund may from time to time realize short-term gains or losses. The

Fund will likely have somewhat greater volatility than the stock market in general, as measured by the S&P 500. Because the investment techniques employed by the Adviser are responsive to near-term earnings trends of the companies whose securities are owned by the Fund, portfolio turnover can be expected to be fairly high.


PBHG Advisor New Opportunities Fund

The PBHG Advisor New Opportunities Fund, a diversified portfolio, seeks long-term capital appreciation. The Fund seeks its objective by investing principally in Equity Securities of companies in sectors of the economy which the Adviser believes possess above average long-term growth potential. As a result of the Fund's long-term investment strategy, it is possible that the Fund's total return over certain periods may be less than that of other equity investment vehicles.

The PBHG Advisor New Opportunities Fund will generally invest in companies which the Adviser identifies as offering the best prospects for long-term growth within a particular sector. The Fund invests primarily in common stocks, but may also purchase other Equity Securities and debt securities if the Adviser believes they would help achieve the Fund's objective of capital appreciation. The Fund may also hold a portion of its assets in cash or money market instruments.

The sectors of the economy which offer above average growth potential will change over time. At present, the Adviser has identified the following sectors of the economy, and examples of industries within these sectors, as having an above average growth potential over the next three to five years:

Personal Communications - long distance telephone, competitive local exchange carriers, cellular telephone, paging, personal communication networks;

Media/Entertainment - cable television system operators, cable television network programmers, film entertainment providers, theme park operators, radio and television stations, billboard advertisers;

Medical Technology/Cost-Containment - home and outpatient care, medical device companies, biotechnology, health care information services, physician practice management, managed care providers;

Environmental Services - solid waste disposal, hazardous waste disposal, remediation services, environmental testing;

Energy Related Services - contract drilling services;

Applied/Advanced Technology - database software, application software, entertainment software, networking software, computer system integrators, information services, semiconductors, manufacturing technology;

Personal Financial Services - specialty insurance companies, credit card issuers, and other consumer-oriented financial services companies; and

Value-oriented Consuming - retailers, restaurants, hotel chains, casino operators, travel companies, consumer franchise companies and other consumer product or service companies able to provide quality products or service at lower prices or offering greater perceived value than competitors.

In addition, the PBHG Advisor New Opportunities Fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors described above, are expected to experience above average growth.

The sectors described above represent the Adviser's current judgment of the sectors of the economy which offer the most attractive growth opportunities. The PBHG Advisor New Opportunities Fund will not necessarily be invested in each of these market sectors at all times. Such sectors are likely to change over time and may include a variety of industries. Subject to the Fund's restrictions, the Fund may invest up to one-half of its assets in any one particular sector.

The PBHG Advisor New Opportunities Fund seeks to invest in companies that offer above average growth prospects in their particular sector of the economy, without regard to the company's size. Companies in the Fund's portfolio will range from small, rapidly growing companies to larger, well-established firms.

The PBHG Advisor New Opportunities Fund will normally emphasize investments in particular economic sectors. Although the Fund will not invest more than 25% of its assets in any one industry, the Fund's emphasis on particular sectors of the economy may make the value of the Fund's shares more susceptible to any single economic, political or regulatory development than the shares of an investment company which is more widely diversified. As a result, the value of the Fund's shares may fluctuate more than the shares of a more diversified investment company.

At times the Adviser may judge that conditions in the securities markets make pursuing the PBHG Advisor New Opportunities Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times the Advisers may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of Fund assets. In implementing these defensive strategies, the Fund may invest without limit in debt securities or preferred stock of companies in any sector of the economy, engage in index futures and options transactions, increase the portion of its assets held in cash or money market instruments, or in any other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, these alternatives strategies will be used.

PBHG Advisor Global Technology & Communications Fund

The PBHG Advisor Global Technology & Communications Fund, a diversified portfolio, seeks long-term growth of capital. Current income is incidental to the Fund's objective. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies, both foreign and domestic, which rely extensively on technology or communications in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing exceptional growth in sales and earnings driven by technology-related or communication-related products and services. As a Fund investing in global markets, at least 65% of the Fund's investments will be made in at least three different countries. The Fund may invest up to 100% of its assets in securities of foreign issuers.

Such technology and communications companies may be in many different industries or fields, including computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, multimedia, mobile communications, satellite communications, defense and aerospace, transportation systems, data storage and retrieval, biotechnology and medical, and environmental. As a result of this focus, the PBHG Advisor Global Technology & Communications Fund hopes to participate in the significant growth potential of companies that may be responsible for breakthrough products or technologies or that are positioned to take advantage of cutting-edge developments.

The PBHG Advisor Global Technology & Communications Fund will normally be fully invested in Equity Securities (including ADRs) of such technology and communications companies. Stock selections will not be based on company size, but rather on an assessment of a company's fundamental prospects. As a result, the Fund's stock holdings can range from small companies developing new technologies or pursuing scientific breakthroughs to large, established firms with track records in developing and marketing such scientific advances.

PBHG ADVISOR FIXED INCOME FUNDS

PBHG Advisor Master Fixed Income Fund

The PBHG Advisor Master Fixed Income Fund, a diversified portfolio, seeks above average total returns. The Fund will invest in a diversified bond portfolio consisting primarily of U.S. Government, corporate, and mortgage-related fixed income securities. For this purpose, "above average total returns" means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics.

The PBHG Advisor Master Fixed Income Fund seeks to achieve its objective by investing primarily in U.S. Treasury, U.S. Government, and U.S. dollar denominated high grade securities, including mortgage-related securities. The weighted average duration of the Fund's fixed income investments is generally expected, under normal market conditions, to range between three and ten years.

Under normal market conditions, the PBHG Advisor Master Fixed Income Fund will invest at least 65% of its total assets in U.S. dollar denominated, high grade, fixed income debt securities. The high grade investment standard for the Fund includes only those securities with (i) over one year original maturity and rated at the time of purchase a minimum of A by Moody's or Standard & Poor's,
(ii) under one year original maturity and rated at the time of purchase a minimum of Prime 1 by Moody's or A-1 by Standard & Poor's, or (iii) unrated securities determined by the Adviser at the time of purchase to be equivalent to these ratings.

Subject to certain additional limitations, under normal market conditions, the remainder of the PBHG Advisor Master Fixed Income Fund's assets may be invested in floating rate and other types of debt securities, high grade non-U.S. dollar denominated debt securities, below high grade fixed income securities, convertible securities, "synthetic convertible" positions, covered call and cash secured put investments, preferred stock, and the shares of other investment companies which invest primarily in high grade debt securities. The Fund may also invest in interest and currency rate-related derivative securities.

PBHG Advisor High Yield Fund

The PBHG Advisor High Yield Fund, a diversified portfolio, seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in high yield corporate fixed-income securities (including bonds rated below investment grade, commonly referred to as junk bonds). Normally, at least 65% of the PBHG Advisor High Yield Fund's total assets will be invested in high yield securities. Derivatives relating to fixed income securities and indexes may be used to pursue the Fund's portfolio strategy. The Fund may also invest in U.S. Government securities, mortgage-backed securities, investment grade corporate bonds and short-term fixed-income securities, such as certificates of deposit, treasury bills, and commercial paper. The Fund expects to achieve its objective by earning a high rate of current income, although the Fund may seek capital growth opportunities when consistent with its objective. The Fund's average weighted maturity will ordinarily be greater than five years.

The Adviser uses equity and fixed-income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected, and monitored, by the Adviser's fixed-income portfolio managers who specialize in corporate bonds and use in-depth financial analysis to uncover opportunities in undervalued issues.

PBHG Advisor Cash Reserves Fund

The PBHG Advisor Cash Reserves Fund, a diversified portfolio, seeks to preserve principal value and maintain a high degree of liquidity while providing current income. Under normal market conditions, the Fund will invest in obligations denominated in U.S. dollars consisting of: (i) commercial paper issued by U.S. and foreign issuers rated in one of the two highest rating categories by any two NRSROs at the time of investment, or, if not rated, determined by the Adviser or Wellington to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bank notes and bankers' acceptances) of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations of U.S. and foreign issuers with a remaining term of not more than one year of issuers with commercial paper of comparable priority and security meeting the above ratings; (iv) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (v) securities issued by foreign governments, including Canadian and Provincial Government and Crown Agency Obligations; (vi) short-term obligations issued by state and local governmental issuers which are rated at the time of investment by at least two NRSROs in one of the two highest municipal bond rating categories and that carry yields that are competitive with those of other types of money market instruments of comparable quality; and (vii) repurchase agreements involving any of the foregoing obligations. The Fund will comply with regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments. Under these regulations, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and, generally, may invest only in securities with maturities of 397 days or less. The purchase of single rated or unrated securities by the Adviser or Wellington is subject to approval or ratification by the Board of Directors.

The PBHG Advisor Cash Reserves Fund intends to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share on a continuing basis. The Fund may invest up to 10% of its net assets in illiquid securities. However, restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Directors of the Company will be considered liquid. In addition, the Fund may invest in U.S. Treasury STRIPS.

THERE CAN BE NO ASSURANCE THAT ANY PBHG ADVISOR FUND WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

                   GENERAL INVESTMENT POLICIES AND STRATEGIES

Investment Process of the Adviser

The Adviser's investment process is both quantitative and fundamental. With respect to the PBHG Advisor Aggressive Growth Funds, the Adviser's investment process is extremely focused on quality earnings growth. In seeking to identify investment opportunities, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for each PBHG Advisor Aggressive Growth Fund and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct investment portfolios that possess strong growth characteristics. The Adviser tries to keep each Fund fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in the PBHG Advisor Aggressive Growth Funds maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

With respect to the PBHG Advisor Growth Funds, the Adviser employs an investment process which is both quantitative and fundamental but which differs from that employed for the PBHG Advisor Aggressive Growth Funds. The Adviser screens more than 9,000 companies and ranks them based upon their future earnings growth prospects relative to their valuation, as calculated by multiple proprietary measures, as well as measures such as earnings surprises, the ratio of relative price to sales and the stability of their past sales growth. The Adviser focuses on those companies which it has identified as having a low valuation relative to potential earnings growth and then applies intensive fundamental research to select the securities of only those companies which the Adviser believes are undervalued relative to their earnings power or cash flow generation capabilities. The Adviser will consider selling securities of companies that, in the Adviser's opinion, have reached their full or fair value relative to their growth prospects or that of their relevant peers. In constructing its investment portfolios, the Adviser strives to reduce the risk of excessive volatility in the net asset value of each of the PBHG Advisor Growth Funds by diversifying investments for those funds across economic sectors. Of course, there can be no assurance that the use of these techniques will be successful, even over the long term.

Investment Process of Value Investors

Value Investors' investment process, like that of the Adviser, is both quantitative and fundamental. Using custom designed research models and proprietary software, which incorporate certain key elements of value investing (such as consistency of dividend payment, balance sheet strength, and low stock price relative to book, earnings, cash flow, sales and business franchise), Value Investors screens more than 9,000 possible companies and creates an initial universe of statistically attractive value companies. Following the creation of this universe of possible investments, Value Investors uses its strong fundamental research capabilities to carefully identify securities that are currently out of favor but which have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. Once constructed, portfolios are continually monitored for change. Value Investors follows a disciplined valuation approach that requires it to sell any portfolio security that it believes has become overvalued relative to the market. Sales of portfolio securities are primarily triggered by the relative change in price/earnings ratio. Adverse changes in other key value elements are, of course, factors that would also trigger a sale. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

Investment Process of Analytic TSA

Since 1996, Analytic TSA has been using a proprietary model with more than 50 factors based on work pioneered by Professor Robert A. Haugen to manage an equity portfolio with similar investment objectives and policies to those of the PBHG Advisor Enhanced Equity Fund. Using this model, Analytic TSA constructs a portfolio of stocks that it believes has the following attractive characteristics: high return on equity and earnings growth; high cash flow to price ratio and earnings to price ratio; positive price momentum over the last six to twelve months; low "beta" and return volatility; and high trading volume and low bid/ask price spreads.

Such a portfolio of stocks cannot be construed by simply "screening" an equity data base for individual issues each of which meets all of the desired characteristics. For example, companies with high profitability generally do not have low valuations. Analytic TSA believes that the statistical modeling process developed by Professor Haugen enables it to assemble a portfolio of securities that in the aggregate has the desired characteristics (a portfolio with an overall profile that Professor Haugen has called the profile of a "super stock").

Analytic TSA believes that this approach, which has been discussed in leading academic journals, has significant ability to identify portfolios of attractive stocks. Analytic TSA believes that its disciplined multi-factor approach will result in more consistent value added over a market cycle than traditional strategies which focus on a single style or factor (e.g., value, growth, small cap, or earnings momentum). However, because there are risks inherent in all securities investments, there is no assurance that the PBHG Advisor Enhanced Equity Funds's investment objective will be achieved.

Using factors from each of the five categories described above, Analytic TSA determines the relative attractiveness (expected return) of each security from a universe of approximately 1,100 of the largest publicly traded domestic equity securities. Once these relative expected returns are calculated, a portfolio is constructed from the entire universe with the following constraints and objectives:

         Targeted Return -- Expected portfolio return is typically targeted as 3% higher than the annual return on the stocks comprising the S&P 500.

         Industry Weightings -- Typically, industry sector weightings are constrained to closely match those of the S&P 500, deviating no more than 1% above or below the S&P 500 weightings.

         Size -- Average market capitalization is typically targeted to be greater than $15 billion.

         Growth -- Using specific accounting-related variables, such as return on equity, the portfolio is constrained to have higher earnings growth than the average growth of securities in the universe.

         Value -- Using specific accounting-related variables, such as the ratio of cash flow to price, the portfolio is constrained to be of higher value than securities in the universe (i.e., its cash flow and earnings are priced relatively cheaply by the market).

         Maximum Issuer Weighting -- The market value of the stock of any issuer, when added to the portfolio, is constrained to be no greater than 3% of the aggregate market value of the portfolio. The weighting of the stock of an issuer may increase due to the relative performance of the stock during the period in which it is held, but under no circumstances will the weighting of any stock exceed 5% of the aggregate market value of the portfolio.

         Liquidity -- The size of the Portfolio's position in each security is evaluated relative to the total outstanding shares of the issuer, the market "float" and the trading volume to ensure that all positions remain liquid and that Analytic TSA's periodic rebalancing of the portfolio does not significantly impact the price of the security.

Analytic TSA seeks to control overall portfolio risk by using a mathematical model designed to minimize portfolio risk relative to that of the overall stock market. Analytic TSA uses an optimizer to ensure that it accurately takes into account the relationship among industries, sectors, and individual securities in order to capture maximum diversification benefits given its expected return target.

Analytic TSA monitors the stocks held by a portfolio on a real-time basis using its proprietary portfolio management system. All holdings are monitored for new developments in terms of new events (such as lawsuits or takeover bids) as well as significant changes in fundamental factors. Expected returns are updated monthly and are used to reoptimize the portfolio.

Analytic TSA enters into portfolio trades only when it believes the incremental return more than exceeds the associated transaction costs.

Portfolio Turnover

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. It is expected that under normal market conditions, the annual portfolio turnover rates for each of the PBHG Advisor Funds will not exceed the following levels: PBHG Advisor Core Value Fund, ___%; PBHG Advisor Value Opportunities Fund, ___%; PBHG Advisor New Contrarian Fund, ___%; PBHG Advisor REIT Fund, 100%; PBHG Advisor Blue Chip Growth Fund, ___%; PBHG Advisor Growth Opportunities Fund, ___%; PBHG Advisor Enhanced Equity Fund, ___%; PBHG Advisor Trend Fund, ___%; PBHG Advisor Large Cap Concentrated Fund, ___%; PBHG Advisor Growth II Fund, ___%; PBHG Advisor New Opportunities Fund, ___%; PBHG Advisor Global Technology & Communications Fund, ___%; PBHG Master Fixed Income Fund, ___%; and PBHG Advisor High Yield Fund, ___%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by a Fund. Trading in over-the-counter and fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Temporary Defensive Positions

Under normal market conditions, each PBHG Advisor Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or the applicable sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in investment grade debt securities, cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective. See the Statement of Additional Information for additional information.

Common Investment Policies

Except as otherwise discussed in the investment description for each PBHG Advisor Fund, the following investment policies apply to each Fund except the PBHG Advisor High Yield Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Cash Reserves Fund:

Each PBHG Advisor Fund may invest up to 20% of its total assets in foreign securities (i.e., securities traded outside the United States and Canada). For purposes of this limitation, "foreign securities" do not include ADRs. Each Fund may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish other than "bona fide hedging" positions do not exceed 5% of the Fund's net assets, and
(ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Fund's total assets. In addition, each Fund may invest up to 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A or similar security that has been determined to be liquid pursuant to procedures established by the Board of Directors of the Company. Each Fund may also engage in securities lending. Each Fund may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. In addition, each Fund may purchase securities on a when-issued or delayed delivery basis.


                                  RISK FACTORS


Small and Medium Capitalization Stocks

Investments in Equity Securities in general are subject to market risks that may cause their prices to fluctuate over time. In certain cases, the PBHG Advisor Core Value Fund, the PBHG Advisor Value Opportunities Fund, The PBHG Advisor New Contrarian Fund, the PBHG Advisor Trend Fund, the PBHG Advisor Growth Opportunities Fund, the PBHG Advisor Enhanced Equity Fund, the PBHG Advisor Growth II Fund, the PBHG Advisor New Opportunities Fund, and the PBHG Advisor Global Technology & Communications Fund may invest in securities of issuers with small or medium market capitalizations. While the Adviser and Value Investors intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Over-the-Counter Market

Each PBHG Advisor Fund (except the PBHG Advisor Master Fixed Income Fund, PBHG Advisor High Yield Fund and PBHG Advisor Cash Reserves Fund) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if a Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Foreign Securities and Emerging Markets

Each PBHG Advisor Fund (except the PBHG Advisor Cash Reserves Fund) may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The PBHG Advisor Global Technology & Communications Fund's investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the PBHG Advisor Global Technology & Communications Fund's investments in those countries.

In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Investments in Technology Companies

Each PBHG Advisor Fund may invest in securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. A Fund may invest in the securities of technology companies operating in various industries. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of a Fund's investments in technology companies. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies. The more extensively that a Fund invests in securities of technology companies (e.g., the PBHG Global Technology & Communications Fund which invests primarily in such securities), the greater will be its exposure to these risks.

Options and Futures Contracts

The PBHG Advisor Funds (except the PBHG Advisor Cash Reserves Fund) may utilize various call option, put option, and financial futures strategies in pursuit of its objective. Option contracts, future contracts, and various other financial contracts are also known as derivative securities because their values depend on the values of a more basic underlying security (or perhaps multiple underlying securities), which may be a common stock, a fixed income or other debt security, a foreign currency exchange rate, a stock index, or some other financial instrument or index.

These techniques will be used to hedge against changes in securities prices, interest rates, or foreign currency exchange rates on securities held or intended to be acquired by a PBHG Advisor Fund, to reduce the volatility of the currency exposure associated with foreign securities, or as an efficient means of adjusting exposure to stock or bond markets, and not for speculation.

A call option on securities gives the purchaser of the option the right (but not the obligation) to buy from the writer of the option the underlying securities at the exercise price during the option period. Similarly, a put option on securities gives the purchaser of the option the right (but not the obligation) to sell to the writer of the option the underlying securities at the exercise price during the option period.

A financial futures contract is a commitment by both the buyer and the seller of the contract to trade the underlying financial instrument at a price and time agreed upon when the contract is executed. The financial instrument may be a stock index, bond index, interest rate, foreign currency exchange rate, or other similar instrument. The contract may include an option held by the seller with regard to the specific underlying instrument to be delivered from a class of instruments and the specific day of delivery within a delivery month. Options on futures contracts are similar to options on securities, with the futures contract playing the role of the underlying security.

Options on indexes and currencies, and futures on indexes, are similar to options and futures on securities, with the underlying index or currency playing the role of the underlying security, and with the difference that at the end of the option or future period there is generally a cash settlement between buyers and sellers instead of delivery of the underlying security.

Options may be traded on an exchange ("exchange traded options") or may be customized agreements between a PBHG Advisor Fund and a counter-party, often a brokerage firm, bank, or other financial institution. These customized agreements are also known as "over-the-counter" or OTC options. Futures contracts are normally traded as standardized contracts on exchanges. When firm commitment type agreements similar to futures are traded over-the-counter they are usually known as forward contracts. Exchange-traded options and futures have the additional financial backing of an intermediary known as a clearing corporation, whereas OTC options and forwards have no such intermediary and are subject to the credit risk that the counter-party will not fulfill its obligations under the contract. While each Fund, to the extent that it utilizes derivative securities, intends to primarily utilize exchange-traded options and futures, it may also utilize OTC options, currency forward contracts, and other OTC derivative securities. No Fund will invest, at the time of purchase, more than 5% of its net assets in the purchase of OTC options or invest more than 5% of its net assets in the purchase of forward contracts.

Although options on securities and financial futures by their terms call for actual delivery and acceptance of securities, in many cases the contracts are closed out before the expiration date by selling contracts that are owned or by buying contracts that have been sold or written. Like any security transaction, this may produce a realized gain or loss to the Fund. Open positions are valued whenever a Fund's assets are valued and the Fund will have an unrealized gain or loss depending on the difference between the current value of the position and the opening value when the position was entered.

         Writing Covered Put and Call Options on Securities or Indexes

The PBHG Advisor Funds will not write uncovered options or utilize written options to create leverage, but instead will write only covered calls and covered puts.

Writing a covered call option on securities or indexes means that a Fund will own at the time of selling the option (1) the underlying security (or securities convertible into the underlying security without additional consideration), or
(2) a call option on the same security or index with the same or lesser exercise price, or (3) a call option on the same security or index with a greater exercise price, with the difference between the exercise prices maintained as a segregated account containing cash, U.S. Government securities or other liquid high-grade debt securities, or (4) liquid high-grade segregated debt securities equal to the fluctuating market value of the optioned securities which is marked-to-the-market daily, or (5) in the case of an index, a portfolio of securities which correlates with the index.

Writing a covered put option on securities or indexes means that a PBHG Advisor Fund will, at the time of selling the option (1) enter a short position in the underlying security or index portfolio, or (2) purchase a put option on the same security or index with the same or greater exercise price, or (3) purchase a put option on the same security or index with a lesser exercise price, with the difference between the exercise prices maintained as liquid high-grade segregated debt securities, or (4) maintain the entire exercise price as liquid high-grade segregated debt securities. No Fund will write put options if as a result more than 25% of the Fund's assets would be represented by debt securities segregated for such put options.

The PBHG Advisor Master Fixed Income Fund will only write an "in-the-money" covered call option on common stock or an "out-of-the-money" covered put option on common stock or stock indexes. An in-the-money covered call option is an investment in which the Fund purchases common stock and sells a call option with an exercise price that is below the market price of the stock at the time of the option sale. An out-of-the-money covered put option is an investment in which the Fund sells a put option on a common stock or stock index with an exercise price that is below the market price of the stock or index at the time of the option sale and maintains the exercise price as high-grade segregated debt securities.

         Purchasing Put and Call Options on Securities or Indexes

Each PBHG Advisor Fund may purchase put and call options on securities or indexes in pursuit of its objective. A Fund may, at the same time, have a long or covered short position in the underlying security or index, and may have written covered options on the same security or index. Hence the Fund's entire position in a particular security may be complex, consisting of a number of different option positions, a possible position in the underlying security, and a possible segregated debt securities holding.

         Convertible Securities, Synthetic Convertible Investments, Certain Covered Call and Cash Secured Put Investments, and Warrants

The PBHG Advisor Master Fixed Income Fund and the PBHG Advisor Enhanced Equity Fund may invest in securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of each such Fund during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security which is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. No more than 5% of such Funds' total assets will be invested in convertible securities rated at the time of purchase lower than A or equivalent.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines. While no securities investment is without some risk, investments in convertible securities and synthetic convertible positions generally entail less risk than investments in the common stock of the same issuer.

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

The PBHG Advisor Master Fixed Income Fund and the PBHG Advisor Enhanced Equity Fund may each invest up to 35% of their total assets in convertible securities, synthetic convertible and certain combinations of covered call and cash secured put investments. A synthetic convertible investment is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant. The Funds may also write an "in-the-money" covered call option on common stock or an "out-of-the-money" covered put option on common stock or stock indexes. Convertible securities, synthetic convertible and in-the-money covered calls and out-of-the-money cash secured puts are not taken into account when determining whether the Funds have met the requirements that 65% of their total assets be invested in fixed income and equity securities.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will crease synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Covered call and cash secured put investments are subject to the risks associated with common stocks and options described above. While such investments have a combined volatility similar to that of long-term corporate bonds, the Adviser and applicable sub-adviser believe they provide greater returns than investment in such bonds.

         Purchase and Sale of Financial Futures, and Options on Financial
         Futures

Each PBHG Advisor Fund may purchase or sell financial and other futures contracts and options on financial and other futures contracts in pursuit of its objective.

Future contracts and their related options may be purchased or sold for various reasons: to hedge portfolio securities against adverse fluctuations, to adjust the level of market exposure of a portfolio, to facilitate trading, to reduce transaction costs, and/or to seek higher investment returns when a futures or option contract is attractively priced relative to a typical Fund investment in the underlying security or index or securities highly correlated to the underlying index. As with all of the investment strategies that a Fund may employ, there can be no assurance that any such strategy will achieve its objective.

A Fund's futures and related options transactions will be conducted within the following limitations:

(i) When a Fund sells a futures contract, the value of that contract will not exceed the total market value of the portfolio securities being hedged;

(ii) A Fund will write only covered call and put options on futures;

(iii) When a Fund purchases a futures contract it will maintain the market value of the contract in liquid high-grade segregated debt securities as described above.

(iv) A Fund will not enter into futures and options on futures contracts which would cause the aggregate sum of the initial margins for such contracts and related option premiums to exceed 5% of the Fund's net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%.

         Certain Risk Factors Associated with Hedging Strategies

When a PBHG Advisor Fund utilizes futures or options to hedge the price fluctuations of securities it may own or want to purchase, the Fund is exposed to the risk of imperfect correlation between the futures or options and the securities being hedged. That is, the prices of the securities being hedged may not move in the same amount, or even in the same direction, as the hedging instrument. The Adviser or applicable sub-adviser will attempt to minimize this risk by investing only in those contracts whose behavior is expected to resemble the Fund securities being hedged. However, if the Adviser's or applicable sub-adviser's judgment about the general direction of interest rates, market value, volatility, and other economic factors is incorrect, the Fund would have been better off without the use of such hedging techniques. In addition, there is the risk of a possible lack of a liquid secondary market and the resultant inability to close a futures or option position prior to its maturity or expiration date. If the Adviser or applicable sub-adviser determines that the ability to close such a position early is important to its investment strategy, it will only enter such positions on an exchange with a secondary market that it judges to be appropriately active.

Investments in Non-Investment Grade Debt Securities

The PBHG Advisor High Yield Fund intends to invest a significant portion of its assets in non-investment grade debt securities, commonly known as "junk bonds." Such securities have ratings from S&P and/or Moody's or another NRSRO which are lower than the ratings for investment grade securities (or are unrated but determined by the Adviser to be of comparable quality). Although these securities generally offer higher yields than investment grade securities with similar maturities, non-investment grade securities involve greater risks, including the possibility of default or bankruptcy of the issuer. In general, they are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and principal. Other potential risks associated with investing in non-investment grade securities include:

         o Greater market price volatility resulting from changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;

         o Greater sensitivity of highly leveraged issuers to adverse economic changes and individual issuer developments; and

         o Liquidity may be affected by adverse publicity and changing investor perceptions about these securities in general and/or a particular issuer's credit quality.

         As with any other asset held by the PBHG Advisor High Yield Fund, any reduction in market value of such securities as a result of the above factors would be reflected in the Fund's net asset value. In addition, because the Fund invests in non-investment grade securities it may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. Due to such risks, successful investments in non-investment grade securities will be more dependent on the Adviser's credit analysis than generally would be the case for investment in securities which are investment grade.

         It is uncertain how the market for non-investment grade securities will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. Moreover, lower quality securities tend to be less liquid than higher rated securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by the Company's Board of Directors. Judgment may therefore play a greater role in valuing non-investment grade securities.

         In the event the PBHG Advisor High Yield Fund experiences an unexpected level of net redemptions, it could be forced to sell its non-investment grade securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.


For additional information regarding permitted investments for each PBHG Advisor Fund and other risks, see the Statement of Additional Information.


                             INVESTMENT LIMITATIONS

The investment objectives of each PBHG Advisor Fund and the investment limitations set forth herein and certain investment limitations contained in the Statement of Additional Information are fundamental policies of each Fund. A Fund's fundamental policies cannot be changed without the consent of the holders of a majority of the such Fund's outstanding shares.

Except for the PBHG Advisor Cash Reserves Fund, each PBHG Advisor Fund, as a fundamental policy, may not:

1. Except for the PBHG Advisor New Contrarian Fund, PBHG Advisor REIT Fund, and PBHG Advisor Large Cap Concentrated Fund, purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of such Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets.

2. Except for the PBHG Advisor REIT Fund and the PBHG Advisor Global Technology & Communications Fund, purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities.

3. Borrow money, other than through reverse repurchase agreements and securities lending activities, except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of the Fund's total assets (or 10% of the value of the PBHG Advisor Large Cap Concentrated Fund's total assets). This borrowing provision is included to facilitate the settlement of securities transactions, and the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings in excess of 5% of a Fund's total assets will be repaid before making additional investments.

The foregoing percentages apply at the time of the purchase of a security.

The PBHG Advisor Cash Reserves Fund, as a fundamental policy, may not:

1. Purchase securities of any issuer if, as a result, more than 5% of the total assets of such Fund would be invested in the securities of such issuer, except
(a) U.S. Government securities, including securities issued by its agencies and instrumentalities, (b) to the extent permitted by Rule 2a-7 under the 1940 Act, as amended, and (c) that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, repurchase agreements involving such securities, and obligations of domestic banks.

3. Borrow money, other than through reserve repurchase agreements and securities lending activities, except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of the Fund's total assets. This borrowing provision is included to facilitate the settlement of securities transactions, and the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings in excess of 5% of the Fund's total assets will be repaid before making additional investments.

The foregoing percentages apply at the time of the purchase of a security.

                           HOW TO PURCHASE FUND SHARES

You may purchase shares of each PBHG Advisor Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price.

Purchases of shares of each PBHG Advisor Fund may be made on any day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day"). However, shares of the PBHG Advisor Cash Reserves Fund cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

Minimum Investment

The minimum initial investment in Class A and Class B shares of each PBHG Advisor Fund is $2,500 for regular accounts and $2,000 for IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular or IRA account with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Fund's Systematic Investment Plan must be at least $25. The minimum initial investment in Class I shares is $1 million for all PBHG Advisor Funds in the aggregate.

General Information Regarding Purchases

A purchase order will be effective as of the day received by the PBHG Advisor Funds if the PBHG Advisor Funds receive sufficient information to execute the order and receives payment before 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for all other PBHG Advisor Funds. Payment may be made by check or readily available funds. The purchase price of shares of a Fund is the public offering price per share next determined after a purchase order is effective. The public offering price per share is, for Class A shares, the net asset value plus any applicable sales load, and for Class B and Class I shares, the net asset value. See "Determination of Net Asset Value" below. Purchases will be made in full and fractional shares calculated to three decimal places. A Fund will not issue certificates representing shares of such Funds.

For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for all other PBHG Advisor Funds and (ii) promptly transmit the order to the PBHG Advisor Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the PBHG Advisor Funds so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred by the applicable PBHG Advisor Fund. Each Fund reserves the right to reject a purchase order when such Fund determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

No PBHG Advisor Fund or any of its agents will be responsible for any loss, liability, cost or expenses for acting upon wire instructions or telephone instructions that it reasonably believes to be genuine. Each Fund and its agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each PBHG Advisor Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Directors of the Company that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new or existing investors. In such event, the Board of Directors would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

Classes of Shares

Each PBHG Advisors Fund offers three classes of shares - Classes A, B and I - which are described below. Class I shares are only available to certain institutional purchasers and Class

B Shares of the PBHG Advisor Cash Reserve Fund are not available for direct investment and may only be purchased through an exchange of Class B shares of another Fund.

         Class A Shares

Class A shares are divided into three groups.

         Equity Funds

Class A shares of the following PBHG Advisor Funds (the "Equity Funds") are currently sold with a sales charge ranging from 5.75% to 2.00% of the offering price on purchases of less than $1 million: the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Global Technology & Communications Fund, PBHG Advisor Growth II Fund, PBHG Advisor Growth Opportunities Fund, PBHG Advisor Enhanced Equity Fund, PBHG Advisor Large Cap Concentrated Fund, PBHG Advisor New Contrarian Fund, PBHG Advisor REIT Fund, PBHG Advisor Value Opportunities Fund, PBHG Advisor Trend Fund, and PBHG Advisor New Opportunities Fund.


                                                                                            Dealer
                                                                                          Concession
                                                     Investor's Sales Charge              ----------
                                                 -------------------------------             As a
                                                     As a                As a             Percentage
                                                  Percentage          Percentage            of the
                                                 of the Public        of the Net            Public
            Amount of Investment in                Offering             Amount             Offering
              Single Transaction                     Price             Invested              Price
            -----------------------              -------------        ----------          ----------
                   $0  -   49,999                   5.75%               6.10%               5.00%
               50,000  -   99,999                   4.50%               4.71%               3.75%
              100,000  -  249,999                   3.50%               3.63%               2.75%
              250,000  -  499,999                   2.50%               2.56%               2.00%
              500,000  -  999,999                   2.00%               2.04%               1.75%



         Fixed Income Funds (except PBHG Advisor Cash Reserves Fund)

Class A shares of the following PBHG Advisor Funds (the "Fixed Income Funds") are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1 million: the PBHG Advisor Master Fixed Income Fund and the PBHG Advisor High Yield Fund.



                                                                                            Dealer
                                                                                          Concession
                                                     Investor's Sales Charge              ----------
                                                 -------------------------------             As a
                                                     As a                As a             Percentage
                                                  Percentage          Percentage            of the
                                                 of the Public        of the Net            Public
            Amount of Investment in                Offering             Amount             Offering
              Single Transaction                     Price             Invested              Price
            -----------------------              ------------         ----------          ----------
                   $0  -   49,999                   4.75%                4.99%               4.25%
               50,000  -   99,999                   4.50%                4.71%               4.00%
              100,000  -  249,999                   3.50%                3.63%               3.00%
              250,000  -  499,999                   2.50%                2.56%               2.25%
              500,000  -  999,999                   2.00%                2.04%               1.75%



         PBHG Advisor Cash Reserves Fund

Class A shares of the PBHG Advisor Cash Reserves Fund are currently sold without a sales charge.

         Further Information on Class A Shares

There is no sales charge on purchases of $1 million or more; however, the Distributor may pay a dealer concession and/or advance a service fee on such transactions as described below. Purchases of $1 million or more are at net asset value. Redemptions of Class A shares purchased at net asset value may result in the imposition of a limited contingent deferred sales charge if the dealer's concession referred to above was paid by the Distributor in connection with the purchase of those shares. See "How to Redeem Fund Shares-Contingent Deferred Sales Charge Program for Large Purchases."

The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, the Distributor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the PBHG Advisor Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration will not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by applicable law.

The Distributor may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A, shares which are sold at net asset value and are subject to a limited contingent deferred sales charge, for each PBHG Advisor Fund other than the PBHG Advisor Cash Reserves Fund as follows: 1% of the first $ 2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $22 million of such purchases, plus 0.25% of amounts in excess of $50 million of such purchases. The Distributor pays dealers of record commissions on sales of Class A shares based upon the investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. See "How to Redeem Fund Shares - Contingent Deferred Sales Charge Program for Large Purchases."

         Reductions in Initial Sales Charges

Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the PBHG Advisor Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of the PBHG Advisor Cash Reserves Fund and Class B and Class I shares of the other PBHG Advisor Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

The term "purchaser" means:

(Diamond)      an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person;
               or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

(Diamond)      a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

                   a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal;

                   b. each transmittal must be accompanied by a single check or wire transfer; and

                   c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

(Diamond)      a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

(Diamond)      a Simplified Employee Pension ("SEP"), Salary Reduction and other
               Elective Simplified Employee Pension account ("SAR-SEP") where the employer has notified the Distributor in writing that all of its related employee SEP or SARSEP accounts should be linked;

(Diamond)      any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the PBHG Advisor Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

         Letters of Intent. A "purchaser," as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent ("LOI"). The LOI confirms such purchaser's intention as to the total investment to be made in Class A shares of the PBHG Advisor Funds (except for Class A shares of the PBHG Advisor Cash Reserves Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of PBHG Advisor Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "How to Purchase Fund Shares - Classes of Shares." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be reduced further as described under "Rights of Accumulation" if the PBHG Advisor Funds are advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, the purchaser irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program the purchaser wishes to cancel the agreement, he must give written notice to the Distributor. If at any time before completing the LOI program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         Rights of Accumulation. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the PBHG Advisor Funds (except for Class A shares of the PBHG Advisor Cash Reserves Fund). To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the PBHG Advisor Funds (except for (i) Class A shares of the PBHG Advisor Cash Reserves Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any PBHG Advisor Fund with a value of $20,000 and wishes to invest an additional $40,000 in a PBHG Advisor Fund with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the PBHG Advisor Fund with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Purchases At Net Asset Value

Purchases of Class A shares of any of the PBHG Advisor Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a PBHG Advisor Fund (see "General Information - Dividend and Distributors"); (b) exchanges of shares of certain other PBHG Advisor Funds (see "Exchange Privileges" under the caption "Shareholder Services"); (c) use of the reinstatement privilege (see "How to Redeem Fund Shares"); or (d) a merger, consolidation or acquisition of assets of a PBHG Advisor Fund.

The following persons may purchase Class A shares of the PBHG Advisor Funds through the Distributor without payment of an initial sales charge: (a) the Adviser and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of the Adviser or its affiliates or of certain mutual funds which are advised or managed by the Adviser, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of the Adviser or its affiliates; (d) discretionary advised clients of the Adviser and its affiliates; (e) registered representatives and employees of dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the PBHG Advisor Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (f) financial institution trust departments investing an aggregate of $1 million or more in the PBHG Advisor Funds, (g) clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the PBHG Advisor Funds, (h) managed account programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the PBHG Advisor Funds that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor with respect to their use of the PBHG Advisor Funds in connection with such services, and (i) clients of registered representatives of an authorized investment dealer if such purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge, or other sales charge has been assessed.

In addition, Class A shares of any PBHG Advisor Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested is at least $1 million; (2) the sponsor signs a $1 million LOI; (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees; or (4) all of the plan's transactions are executed through a single financial institution or service organization which has entered into an agreement with the Distributor with respect to its use of the PBHG Advisor Funds in connection with such accounts. Section 403 (b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable PBHG Advisor Fund.

         Class B Shares

Class B shares are sold at net asset value an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years. See "How to Redeem Fund Shares - Class B Shares." The Company has adopted a 12b-1 plan applicable to Class B shares. See "General Information - Class B Plan." Class B shares will automatically convert into Class A shares, based on relative net asset value, approximately eight years after purchase. Class B shares of the PBHG Advisor Cash Reserve Fund are only available for exchanges from other Class B shares and are not available for direct purchase.

The Distributor may pay sales commissions to dealers and institutions who sell Class B shares of the PBHG Advisor Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. These payments are recouped by the Distributor through the Class B Rule 12b-1 distribution plan. See "Distribution Plans."

         Class I Shares

Class I shares are sold without an initial sales charge, are not subject to a contingent deferred sales charge, and are not subject to a 12b-1 plan. Class I shares are available only to certain institutional investors, such as defined benefit plans and defined contribution plans, managed account programs, and trusts or custodial accounts at banks or trust companies, in each case where the institution does not receive any payment from the Company for administrative, record keeping or transfer agency related services performed by such institution and where the financial institution has entered into a participation agreement with the Distributor.

         All Classes of Shares

For any PBHG Advisor Fund offered by this Prospectus, the Distributor and its agents reserve the right at any time (1) to withdraw all or any part of the offering made by this Prospectus; (2) to reject any purchase or exchange order or to cancel any purchase due to nonpayment of the purchase price; (3) to increase, waive or lower the minimum investment requirements; or (4) to modify any of the terms or conditions of purchase of shares of such Fund. The Distributor and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the PBHG Advisor Funds' prospectuses, or other appropriate means, and will provide notice to the extent required by law in the case of termination or material modification to the exchange privilege discussed under "Shareholder Services - Exchange Privileges."


                              SHAREHOLDER SERVICES

Shareholder Services Offered

The PBHG Advisor Funds offer the shareholder services described below. Each PBHG Advisor Fund reserves the right to amend such shareholder services or to change the terms or conditions relating to such services. Shareholders will be notified of such action to the extent required by law. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the PBHG Advisor Funds receive your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

         Systematic Investment Plan. The Systematic Investment Plan is a convenient way for you to purchase shares in the PBHG Advisor Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the PBHG Advisor Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the PBHG Advisor Funds designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

         Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the PBHG Advisor Funds. The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Funds to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

         Exchange Privileges. You can exchange your shares for shares of the same class of other PBHG Advisor Funds at net asset value beginning 15 days after purchase, except as noted below.

         Certain Class A Exchanges. As noted above, the Equity Funds are the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Global Technology & Communications Fund, PBHG Advisor Growth II Fund, PBHG Advisor Growth Opportunities Fund, PBHG Advisor Enhanced Equity Fund, PBHG Advisor Large Cap Concentrated Fund, PBHG Advisor New Contrarian Fund, PBHG Advisor REIT Fund, PBHG Advisor Value Opportunities Fund, PBHG Advisor Trend Fund, and PBHG Advisor New Opportunities Fund. Class A shares of the Equity Funds may be exchanged for Class A shares of any PBHG Advisor Fund at relative net asset value without payment of sales charge.

The Fixed Income Funds are the PBHG Advisor High Yield and PBHG Advisor Master Fixed Income Fund. Class A shares of the Fixed Income Funds and the PBHG Advisor Cash Reserve Fund may be exchanged for Class A shares of any PBHG Advisor Fund and the exchange will be made at: the public offering price if the Fixed Income Fund or PBHG Cash Reserves Fund shares were directly purchased; net asset value if such shares were acquired upon an exchange of an Equity Fund's shares; and the difference in sales charge will apply if the Fixed Income Fund shares were acquired upon exchange of Fixed Income Fund shares.

         Class A Large Purchases and Class B Shares. If you exchange shares that are subject to a contingent deferred sales charge, the exchange transaction will not be subject to the contingent deferred sales charge. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the contingent deferred sales charge, depending upon when you originally purchased the shares. For purposes of computing the contingent deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where the Adviser or the Board of Directors believe doing so would be in the best interests of a PBHG Advisor Fund, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating PBHG Advisor Funds, and may be modified or discontinued by any of such Funds or by the Distributor at any time, and to the extent permitted by applicable law, without notice.

Shares of any PBHG Advisor Fund (other than the PBHG Advisor Cash Reserves Fund) to be exchanged are redeemed at their net asset value as determined at the close of the NYSE, which is normally 4:00 p.m. Eastern Time ("NYSE Close") on the day that an exchange request in proper form (described below) is received. Exchange requests received after the NYSE Close will result in the redemption of shares at their net asset value at the NYSE Close on the next business day. Normally, shares of a Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that such Fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to fifteen business days from the date that the check is received.

         Exchanging by Mail. You may exchange your shares by mail by sending a written request to the PBHG Advisor Funds. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the PBHG Advisor Funds from which and into which the exchange is to be made. Your request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Fund Shares."

         Exchanging by Telephone. You or your investment professional may request an exchange by telephone. If you do not wish to allow telephone exchanges by any person in your account, you should decline that option on the account application. The Distributor has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares among any of the PBHG Advisor Funds. The Distributor reserves the right to impose conditions on dealers or investment advisers who make telephone exchanges of shares among the Funds, including the condition that any such dealer or investment adviser enter into an agreement (which contains additional conditions with respect to exchanges of shares) with the Distributor. To exchange shares by telephone, you or your investment professional who has satisfied the foregoing conditions must call the PBHG Advisor Funds at 1-800-XXX-XXXX. If you are unable to reach the PBHG Advisor Funds by telephone, you may use overnight courier services to expedite exchanges by mail, which will be effective on the Business Day received by the PBHG Advisor Funds as long as such request is received prior to the NYSE Close. No PBHG Advisor Fund or any of its agents will be liable for any loss, expense or cost arising out of any telephone exchange request that it reasonably believes to be genuine, but may be liable in certain cases for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

The exchange privilege may be exercised only in those states where the shares of the PBHG Advisor Fund being purchased in an exchange may legally be sold.

         Tax-Sheltered Retirement Plans

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the PBHG Advisor Funds.

         Individual Retirement Accounts ("IRAs"). You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new IRA; or (b) "rolling-over" to a PBHG Advisor Fund monies from other IRA accounts or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use an IRA to invest up to $2,000 per year of your earned income in any of the PBHG Advisor Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to IRA investors. If you maintain IRA accounts in more than one PBHG Advisor Fund, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline.


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         SEP-IRAs. If you are a self-employed person, you can establish a
Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

         401(a) Keogh and Corporate Retirement Plans. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners, and corporations to provide tax-sheltered retirement benefits for individuals and employees.

         401(k) Plans. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the PBHG Advisor Funds on a tax-deferred basis in order to help them meet their retirement needs.

         403(b) Plans. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

         Other Special Accounts. The PBHG Advisor Funds also offer the following special accounts to meet your needs:

         Uniform Gift to Minors/Uniform Transfers to Minors. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the PBHG Advisor Funds you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

         Custodial and Fiduciary Accounts. The PBHG Advisor Funds provide a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please contact your investment professional.


                            HOW TO REDEEM FUND SHARES

General

Redemption orders received by the PBHG Advisor Funds prior to 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other PBHG Advisor Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective. The redemption price of Class B shares and Class A shares subject to a contingent deferred sales


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charge will be reduced by any applicable contingent deferred sales charge.
Payment of net redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern Time for each other PBHG Advisor Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value." The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

By Mail

Redemption requests must be in writing and sent to the PBHG Advisor Funds.

Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the name of the PBHG Advisor Fund and the account number of shares to be redeemed; (c) signature guarantees, as described below; and (d) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

In addition to these requirements, shareholders who have invested in a PBHG Advisor Fund to establish an IRA should include the following information along with a written request for either partial or full liquidation of Fund shares:
(a) a statement as to whether or not the shareholder has attained age 59 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

By Telephone

Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person for his account, the shareholder should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address


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of record on the account within the preceding 60 days; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. Accounts in the Distributor's prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. The Distributor has made arrangements with certain dealers and investment advisers to accept telephone instructions for the redemption of shares. The Distributor reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with the Distributor. No PBHG Advisor Fund or any of its agents will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if it reasonably believes such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions, requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

By Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a PBHG Advisor Fund by Federal Reserve wire on federal holidays restricting wire transfers.

By ACH

The PBHG Advisor Funds do not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

Expedited Redemptions (PBHG Advisor Cash Reserves Fund only)

If a redemption order is received by the PBHG Advisor Funds prior to 2:00 p.m. Eastern Time, the redemption will be effective on that day and the PBHG Advisor Cash Reserves Fund will endeavor to transmit payment on that same business day. If the redemption order is received after 2:00 p.m. and prior to the NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.



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Redemptions by Check (PBHG Advisor Cash Reserves Fund only)

After completing the appropriate authorization form, shareholders may use checks to effect redemptions from the PBHG Advisor Cash Reserves Fund. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than fifteen business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such Fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

Check writing service is offered free of charge to shareholders of the PBHG Advisor Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-800-XXX-XXX to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Signature Guarantees

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The PBHG Advisor Funds require signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 60 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice to shareholders.

Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's

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current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact your investment dealer. The PBHG Advisor Funds do not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, each PBHG Advisor Fund will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for such Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days after notice from the applicable PBHG Advisor Fund to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

Class B Shares

Class B shares may be redeemed on any Business Day at the net asset value per share next determined following receipt of the redemption order, less the applicable contingent deferred sales charge shown in the table below. No contingent deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attributable to Class B shares, or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.


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



         Year                       Contingent Deferred
         Since                      Sales Charge as
         Purchase                   % of Dollar Amount
         Made                       Subject to Charge

         First                      5%
         Second                     4%
         Third                      3%
         Fourth                     3%
         Fifth                      2%
         Sixth                      1%
         Seventh                    0%

In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

The contingent deferred sales charge on Class B shares will be waived on redemptions (1) following the death or post purchase disability, as defined in
Section 72(m)(7) of the Code, of a shareholder or as settlor of a living trust (provided the PBHG Advisor Funds are notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of each PBHG Advisor Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Fund, and (5) effected by the Adviser, the sub-advisers or their affiliates of any of their investment in Class B shares.

Waiver category (1) above applies only to redemptions of Class B shares held at the time of death or initial determination of post-purchase disability.

Waiver category (2) above applies only to redemptions resulting from:


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         (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value;

         (ii) in kind transfers of assets where the participant or beneficiary notifies the PBHG Advisor Funds of such transfer no later than the time such transfer occurs;

         (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B shares of one or more of the PBHG Advisor Funds;

         (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

         (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

Contingent Deferred Sales Charge Program for Large Purchases

A contingent deferred sales charge of 1% applies to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under
Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1 million; (b) the sponsor of a Plan signs a Letter of Intent to invest at least $1 million in one or more of the PBHG Advisor Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the PBHG Advisor Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1 million; (4) redemptions of shares purchased by an investor in amounts

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


of $1 million or more where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

Class I Shares

Class I shares may be redeemed on any business day at the net asset value per share next determined following receipt of the redemption order. No contingent deferred sales charge will be imposed on redemption of Class I shares.

Reinstatement Privilege (Class A shares only)

Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any PBHG Advisor Fund (except Class A shares of the PBHG Advisor Cash Reserves Fund) at the net asset value next computed after receipt by the Distributor of the Funds to be reinvested. The shareholder must ask for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another PBHG Advisor Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the Fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the Fund shares purchased will include the sales charge. Each PBHG Advisor Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each Fund.

Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any PBHG Advisor Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the PBHG Advisor Funds of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B shares.


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                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each PBHG Advisor Fund, other than the PBHG Advisor Cash Reserves Fund, is determined by dividing the total market value of such Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of the NYSE Close on any Business Day. The net asset value per share of each PBHG Advisor Fund, other than the PBHG Advisor Cash Reserves Fund, is listed under PBHG Advisor in the mutual fund section of most major daily newspapers, including the Wall Street Journal.

The PBHG Advisor Cash Reserves Fund values its portfolio securities using the amortized cost method of valuation, approximating market value. Net asset value per share is determined daily as of 2:00 p.m. Eastern time on each Business Day.


                             PERFORMANCE ADVERTISING

From time to time, each PBHG Advisor Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the PBHG Advisor Cash Reserves Fund, yield refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The "current yield" of the PBHG Advisor Cash Reserves Fund refers to the income generated by an investment in such Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the PBHG Advisor Cash Reserves Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The total return of each PBHG Advisor Fund other than the PBHG Advisor Cash Reserves Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the applicable Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.


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Each PBHG Advisor Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each PBHG Advisor Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

Parallel Performance

The PBHG Advisor Funds had not yet commenced operations as of the date of this Prospectus. Consequently, the Funds have not yet established their own performance records. However, the PBHG Advisor Value Opportunities Fund, PBHG Advisor Large Cap Concentrated Fund, and PBHG Advisor Growth II Fund have the same investment objectives and follow substantially the same investment strategies as three portfolio whose shares are currently sold to the public and which are managed by the Adviser.

The PBHG Advisor Value Opportunities Fund has the same objectives and follows the same investment strategies as the PBHG Mid-Cap Value Fund (the "Mid-Cap Value Fund"), a series of the PBHG Funds, Inc. Set forth below is the historical performance of the Mid-Cap Value Fund.

[Performance to be inserted]

The PBHG Large Cap Concentrated Fund has the same objectives and follows the same investment strategies as the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), a series of The PBHG Funds, Inc. Set forth below is the historical performance of the Large Cap 20 Fund.

[Performance to be inserted]


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


The PBHG Growth II Fund has the same objectives and follows the same investment strategies as the PBHG Growth II Portfolio (the "Growth II Portfolio"), a series of PBHG Insurance Series Fund, Inc. Set forth below is the historical performance of the Growth II Portfolio.

[Performance to be inserted]

The performance data shown above reflect the deduction of historical fees and expenses paid by the series corresponding to the applicable PBHG Advisor Funds, and not those expected to be paid by such PBHG Advisor Funds. The data also do not reflect the sales load borne by investors in Class A shares of the PBHG Advisor Funds, expenses paid under the Rule 12b-1 plans for Class A and Class B shares of such Funds, or the contingent deferred sales charge applicable to Class B shares. In addition, although it is anticipated that each applicable PBHG Advisor Fund and its corresponding series will invest in similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the PBHG Advisor Funds to calculate their own performance.


                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the PBHG Advisor Funds or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes. See the Statement of Additional Information.

Tax Status of the Funds

Each PBHG Advisor Fund is treated as a separate entity for federal income tax purposes and is not combined with the other PBHG Advisor Funds. Each Fund intends to qualify or to continue to qualify for the special tax treatment afforded RICs as defined under Subchapter M of the Code. So long as a Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.


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Tax Status of Distributions

Each PBHG Advisor Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of a Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The PBHG Advisor Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the PBHG Advisor Funds (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though such Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a PBHG Advisor Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from such Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a PBHG Advisor Fund is considered tax exempt in your particular state.

Dividends declared by a PBHG Advisor Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by such Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.


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Each PBHG Advisor Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

Tax Treatment of Transactions

Each sale, exchange or redemption of a PBHG Advisor Fund's shares is a taxable event to the shareholder.

Income derived by a PBHG Advisor Fund from securities of foreign issuers may be subject to foreign withholding taxes. The PBHG Advisor Funds may be able to treat shareholders as having paid their proportionate share of such foreign taxes.

                               GENERAL INFORMATION

The Company

PBHG Advisor Funds, Inc., an open-end management investment company, was incorporated in Maryland on January 9, 1998. The Company reserves the right to create and issue shares of additional portfolios. Each PBHG Advisor Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Funds under federal and state securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

The Adviser

Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The sole shareholder of the Adviser is United Asset Management Corporation ("UAM"), a NYSE listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to approximately $12 billion in assets. In addition to advising the PBHG Advisor Funds, the Adviser provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 825 Duportail Road, Wayne, Pennsylvania 19087.

The Adviser serves as the investment adviser to each PBHG Advisor Fund under an investment advisory agreement with the Company (the "Advisory Agreement"), on behalf of each of the

Funds. The Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board of Directors of the Company.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: 0.65% for the PBHG Advisor Core Value Fund; 0.85% for the PBHG Advisor Value Opportunities Fund; 0.75% for the PBHG Advisor New Contrarian Fund; [___]% for the PBHG Advisor REIT Fund; 0.65% for the PBHG Advisor Blue Chip Growth Fund; 0.65% for the PBHG Advisor Growth Opportunities Fund; 0.60% for the PBHG Advisor Enhanced Equity Fund; 0.65% for the PBHG Advisor Trend Fund; 0.85% for the PBHG Large Cap Concentrated Fund; 0.85% for the PBHG Advisor Growth II Fund; 0.75% for the PBHG Advisor New Opportunities Fund; 0.85% for the PBHG Advisor Global Technology & Communications Fund; 0.45% for the PBHG Advisor Master Fixed Income Fund; 0.55% for the PBHG Advisor High Yield Fund; and 0.30% for the PBHG Advisor Cash Reserves Fund.

In the interest of limiting the expenses of the PBHG Advisor Funds, the Adviser has entered into expense limitation agreements with each Fund ("Expense Limitation Agreements") pursuant to which the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (other than transfer agency and distribution expenses) of the PBHG Advisor Core Value, PBHG Advisor Value Opportunities, PBHG Advisor New Contrarian, PBHG Advisor REIT, PBHG Advisor Blue Chip Growth, PBHG Advisor Growth Opportunities, PBHG Advisor Enhanced Equity, PBHG Advisor Trend, PBHG Advisor Large Cap Concentrated, PBHG Advisor Growth II, PBHG Advisor New Opportunities and PBHG Advisor Global Technology & Communications Funds to no more than 1.50% of each such Fund; of the PBHG Advisor Master Fixed Income and PBHG Advisor High Yield Funds to no more than 1.30% of each such Fund, and; of the PBHG Advisor Cash Reserves Fund to no more than .70% of such Fund. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements may be made at a later date when such Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentages discussed in the preceding sentence. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the specified percentage; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

Gary L. Pilgrim, CFA serves as the portfolio manager of the PBHG Advisor Growth II Fund. Mr. Pilgrim has served as the Chief Investment Officer for the Adviser for the past six years, and has been its President since 1993. James D. McCall, CFA, manages the PBHG Advisor Large Cap Concentrated Fund. Mr. McCall has been a portfolio manager with the Adviser since 1994. Prior to joining the Adviser, Mr. McCall was a portfolio manager with First National Bank of Maryland. John F. Force, CFA, manages the PBHG Advisor Global Technology & Communications Fund. Mr. Force joined the Adviser in 1993, and is a portfolio manager/analyst. Prior to joining the Adviser, Mr. Force was Vice President/Fund Manager at Fiduciary Management Associates from July 1987 to September 1992. ___________ Urqhart manages the PBHG Advisor Blue Chip Growth Fund.

Value Investors

Pilgrim Baxter Value Investors, Inc., 825 Duportail Road, Wayne, PA 19087, a registered investment adviser that was formed in 1940, is a wholly-owned subsidiary of the Adviser. Value Investors currently has discretionary management authority with respect to over $4 billion in assets. In addition to sub-advising certain of the PBHG Advisor Funds, Value Investors provides advisory services to pension and profit-sharing plans, charitable institutions, trusts, estates and other investment companies. Value Investors serves as the investment sub-adviser for the PBHG Advisor Core Value, PBHG Advisor Value Opportunities and PBHG Advisor New Contrarian Funds pursuant to a sub-advisory agreement with the Company, on behalf of such Funds, and the Adviser (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, Value Investors manages the investments of each of those Funds, selects investments, and places all orders for purchases and sales of each such Funds' securities, subject to the general supervision of the Board of Directors of the Company and the Adviser.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the PBHG Advisor Core Value, PBHG Advisor Value Opportunities and PBHG Advisor New Contrarian Funds, Value Investors is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each such Fund that is computed daily and paid monthly at annual rates of _______%, _______% and _______%, respectively.

James H. Farrell, CFA, manages the PBHG Advisor New Contrarian Fund. Mr. Farrell joined Value Investors in September 1996 and is its Chief Investment Officer. Mr. Farrell also manages another mutual fund advised by Value Investors and, until recently, served as President of Farrell Seiwell, Inc., a registered investment adviser. Prior to joining Value Investors, he was an Investment Counselor in a sole proprietorship for two years. From 1983 to 1994, he was a partner at Cashman, Farrell and Associates, an investment advisory firm.

Gary D. Haubold, CFA, manages the PBHG Advisor Core Value Fund and PBHG Advisor Value Opportunities Fund. Mr. Haubold joined Value Investors in January 1997. Prior to joining Value Investors, Mr. Haubold was employed by Miller Anderson & Sherrerd ("MAS") from 1993 until 1997. At MAS, Mr. Haubold served as the co-manager of the Mid-Cap Value Fund of the MAS Fund from its inception in December 1994 through January 1997 and the co-manager of the Small Cap Value Fund of the MAS Fund from December 1994 through January 1997. Mr. Haubold was the person primarily responsible for the day-to-day management of those two mutual funds during the periods noted. Prior to joining MAS, Mr. Haubold was Senior Vice President of Wood, Struthers & Winthrop.

Analytic TSA

Analytic TSA Global Asset Management, Inc., 700 South Flower Street, Suite 2400, Los Angeles, CA 90017 is a wholly owned subsidiary of United Asset Management Corporation, the parent company of the Adviser.

Analytic TSA was founded in 1970 as Analytic Investment Management, Inc. one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long term investors. It is one of the oldest and largest independent investment management firms in this specialized area. In January 1996, Analytic TSA acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option yield curve strategies. Analytic TSA serves, among others, pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies, for which it manages in excess of $1 billion. It has also managed another registered investment company since 1978.

Pursuant to an Investment Advisory Agreement with the Company, on behalf of the PBHG Advisor Enhanced Equity Fund and the PBHG Advisor Master Fixed Income Fund, Analytic TSA, subject to the control and direction of the Company's Adviser and the Board of Directors of the Company, manages the Funds in accordance with each Fund's stated investment objective and policies and makes investment decisions for the Funds.

Scott Barker, Greg McMurran and Bob Bannon are the portfolio managers for the PBHG Advisor Master Fixed Income Portfolio. Mr. Barker has been a member of the portfolio management and research team for Analytic TSA since August 1995. He concurrently serves as a research analyst with Analysis Group, Inc. with which he has been associated since October 1993. Previously he was with Zontech, Inc. for six years as a scientific analyst. Mr. McMurran is the Chief Investment Officer of Analytic TSA and has been with the firm since October of 1976 as a portfolio manager. Mr. Bannon is a managing director of Analytic TSA specializing in the fixed income area. He initially joined the firm in January 1996 when TSA Capital Management merged with Analytic TSA. He was formerly a managing director with TSA since April 1995. Previously, he served as a senior bond strategist with IDEA for four years. The portfolio managers are subject to the supervision of Analytic TSA's investment management committee.

Dennis M. Bein, Harindra de Silva and Charles L. Dobson are the portfolio managers for the PBHG Advisor Enhanced Equity Fund. Mr. Bein has been a member of the portfolio management and research team for Analytic TSA since August 1995. He concurrently serves as a senior associate for Analysis Group, Inc. with which he has been associated since August 1990. Dr. de Silva is the President of the Analytic Optioned Equity Fund and serves as a managing director of Analytic TSA, which he joined in May of 1995. He concurrently serves as a principal of Analysis Group, Inc., which he joined in March 1986. Mr. Dobson is the Executive Vice President of Analytic Optioned Equity Fund and has been a portfolio manager of Analytic TSA since 1978. The portfolio managers are subject to the supervision of Analytic TSA's investment management committee.

As compensation for furnishing investment advisory, management, and other services, and costs and expenses assumed, pursuant to the Sub-Advisory Agreement, the Adviser pay Analytic TSA an annual fee based on the average daily net assets of each Fund as follows:

PBHG Advisor Master Fixed Income Fund                                  [____%]
PBHG Advisor Enhanced Equity Fund                                      [____%]

Wellington

Wellington Management Company, LLP serves as the investment sub-adviser for the Cash Reserves Fund pursuant to a sub-advisory agreement with the Company, on behalf of the PBHG Advisor Cash Reserves Fund, and the Adviser. Under the sub-advisory agreement, Wellington manages the investments of the Fund, selects investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Board of Directors of the Company and the Adviser.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the PBHG Advisor Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of [_____________], Wellington had discretionary management authority with respect to approximately $[___] billion of assets. Wellington and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. Wellington, 75 State Street, Boston, Massachusetts 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

The Administrator and Sub-Administrator

PBHG Fund Services, a wholly-owned subsidiary of the Adviser, provides the Company with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Company. The principal place of business of the Administrator is 825 Duportail Road, Wayne, PA 19087.

SEI Fund Resources, an indirect wholly-owned subsidiary of SEI Investments Company ("SEI"), assists the Administrator in providing administrative services to the Company. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of 0.07% of the average daily net assets of each PBHG Advisor Fund with respect to $2.5 billion of the total average daily net assets of the Company, The PBHG Funds, Inc., and PBHG Insurance Series Fund, Inc., taken together, and a fee at the annual rate of 0.025% of the average daily net assets of each PBHG Advisor Fund with respect to the total average daily net assets of the Company, The PBHG Funds, Inc., and PBHG Insurance Series Fund, Inc., taken together, in excess of $2.5 billion.

The Transfer Agent

[Name and address of Transfer Agent] serves as the transfer agent and dividend disbursing agent for the Company under a transfer agency agreement with the Company. From time to time, the Company may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Company to persons who beneficially own interests in the Company, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the PBHG Advisor Funds, delivering, on behalf of the Company, proxy statements, annual reports, updated prospectuses, other communications regarding the Company, and related services as the Company or the beneficial owners may reasonably request.

Shareholder Servicing Agents

The Administrator acts as shareholder servicing agent for the Company. UAM Shareholder Services Center, Inc., an affiliate of the Adviser, acts as sub-shareholder servicing agent for the Company.

The Distributor

The Company has entered into distribution agreements relating to the PBHG Advisor Funds (the "Distribution Agreements"), dated __________ __,1998, with PBHG Fund Distributors (the "Distributor"), a registered broker-dealer and a wholly owned subsidiary of the Advisor, pursuant to which the Distributor acts as the distributor of Class A, Class B and Class I shares of the PBHG Advisor Funds. The address of the Distributor is 825 Duportail Road, Wayne, Pennsylvania 19087. Certain directors and officers of the Company are affiliated with the Distributor.


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


The Distribution Agreements provide the Distributor with the exclusive right to distribute shares of the Funds directly and through institutions with whom the Distributor has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, the Distributor sells Class B shares at net asset value subject to a contingent deferred sales charge established by the Distributor. The Distributor is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by the Distributor. The Distribution Agreement for the Class B shares provides that the Distributor (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of the Distributor. In the event the Class B shares Distribution Agreement is terminated, the Distributor would continue to receive payments of asset-based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of the Distributor; provided, however, that a complete termination of the Class B shares distribution plan (as defined in the plan) would terminate all payments to the Distributor. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

Distribution Plans

The PBHG Advisor Funds have adopted Distribution Plans applicable to Class A and Class B shares.

Class A Plan

The Distribution Plan applicable to Class A shares of the PBHG Advisor Funds (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act, authorizes the Company to pay an aggregate amount of up to 0.35% of the average daily net assets of Class A shares of each Fund on an annualized basis to compensate the Distributor for certain promotional and other sales-related costs, and to pay selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of a Fund. The Company's directors have determined that payments under the 12b-1 plan will be limited to .25%. Notice will be given to shareholders of any proposed increase in such amount. Payments can also be directed to selected institutions who have entered into service agreements with respect to Class A shares of the Funds and who provide continuing personal services to their customers who own Class A shares of a Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of a PBHG Advisor Fund, in amounts of up to 0.25% of the average net assets of such Fund attributable to the customers of such dealers or financial institutions, are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to the Distributor in excess of 0.25% are characterized as an asset-based sales charge pursuant to the Class A Plan.

Class B Plan

The PBHG Advisor Funds also have adopted a Distribution Plan applicable to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, each Fund pays at an annual rate of 1.00% of the average daily net assets attributable to such Fund's Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to such Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset based sales charge. Amounts paid in accordance with the Class B Plan with respect to any Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of such Fund.

Class A and Class B Plans

Activities that may be financed under the Class A Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset-based sales charges or payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by a PBHG Advisor Fund under the Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Thus, even if the Distributor's actual expenses exceed the fee payable to the Distributor thereunder at any given time, the Company will not be obligated to pay more than that fee, and if the Distributor's expenses are less than the fee it receives, the Distributor will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.

Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company or by a vote of the holders of the majority of the outstanding shares of the applicable class.

Under the Plans, the Distributor may, in its discretion, from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.


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


Financial intermediaries and any other person entitled to receive compensation for selling PBHG Advisor Fund shares may receive different compensation for selling shares of one class than another class.

For additional information concerning the operation of the Plans see the Statement of Additional Information.

Directors of the Company

The management and affairs of the Company are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved contracts under which, as described above, certain companies provide essential management services to the Company.

Voting Rights

Each share held entitles the shareholder of record to one vote for each dollar of net asset value of shares of stock owned by the shareholder. Shareholders of each PBHG Advisor Fund will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds of the Company will be voted on only by shareholders of the affected series. Shareholders of all series of the Company will vote together in matters affecting the Fund generally, such as the election of Directors or selection of independent accountants. Shareholders of each class of shares of the Company will vote separately on matters relating solely to that class of shares and not on matters relating solely to another class of shares. As a Maryland corporation, the Company is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Company and for the election of directors under certain circumstances. In addition, a director may be removed by the remaining directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Company. In the event that such a meeting is requested, the Company will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting

The Company issues unaudited financial information semi-annually and audited financial statements annually for each PBHG Advisor Fund. The Company also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Shareholder Inquiries

You may direct inquiries to the Company by writing to [_____________________________].


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


Dividends and Distributions

Substantially all of the net investment income (exclusive of capital gains) of a PBHG Advisor Fund (except the PBHG Advisor Master Fixed Income Fund, PBHG Advisor High Yield Fund and PBHG Advisor Cash Reserves Fund) is distributed in the form of annual dividends. If any capital gain is realized, substantially all of it will be distributed by each Fund at least annually. The PBHG Advisor Master Fixed Income Fund, PBHG Advisor High Yield Fund and PBHG Advisor Cash Reserves Fund accrue dividends daily and pay them monthly to shareholders.

Shareholders automatically receive all dividends and capital gain distributions in additional shares at the net asset value determined on the next Business Day after the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire or ACH transfer.

Dividends and distributions of the PBHG Advisor Funds are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Counsel and Independent Accountants

Ballard Spahr Andrews & Ingersoll serves as counsel to the Company. ________________________ serves as the independent accountants of the Company.

Custodian

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, serves as the custodian for the Company and each PBHG Advisor Fund (the "Custodian"). The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

                                      LOGO

                            PBHG ADVISOR FUNDS, INC.





                                   PROSPECTUS
                              ______________, 1998

                            PBHG Advisor Funds, Inc.
                          [__________________________]

                               Investment Adviser:
                        Pilgrim Baxter & Associates, Ltd.

                                  Distributor:
                             PBHG Funds Distributor




                                      LOGO




                            The Power of Discipline.
                        The rewards of time.(Servicemark)


                     Toopen an account, receive information,
                      make inquiries or request literature:

                                 1-800-XXX-XXXX

PROSPECTUS

                             SUBJECT TO COMPLETION

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                                    Company:
                            PBHG ADVISOR FUNDS, INC.

                                   Portfolios:
                          PBHG ADVISOR CORE VALUE FUND
                      PBHG ADVISOR VALUE OPPORTUNITIES FUND
                        PBHG ADVISOR NEW CONTRARIAN FUND
                             PBHG ADVISOR REIT FUND
                       PBHG ADVISOR BLUE CHIP GROWTH FUND
                     PBHG ADVISOR GROWTH OPPORTUNITIES FUND
                        PBHG ADVISOR ENHANCED EQUITY FUND
                             PBHG ADVISOR TREND FUND
                    PBHG ADVISOR LARGE CAP CONCENTRATED FUND
                           PBHG ADVISOR GROWTH II FUND
                       PBHG ADVISOR NEW OPPORTUNITIES FUND
              PBHG ADVISOR GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
                      PBHG ADVISOR MASTER FIXED INCOME FUND
                          PBHG ADVISOR HIGH YIELD FUND
                         PBHG ADVISOR CASH RESERVES FUND
            (each, a "PBHG Advisor Fund" or "Fund," collectively, the
                        "PBHG Advisor Funds" or "Funds")

                                    Adviser:
                        PILGRIM BAXTER & ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus and relates only to each of the Funds listed above. It is intended to provide additional information regarding the activities and operations of PBHG Advisor Funds, Inc. and the Funds. The Statement of Additional Information should be read in conjunction with the Prospectus for the Fund shares dated __________. The Prospectus for the Funds may be obtained by calling 1-800-XXX-XXXX.

                                TABLE OF CONTENTS
                                                                         Page
THE COMPANY............................................................. S-2
DESCRIPTION OF PERMITTED INVESTMENTS.................................... S-2
INVESTMENT LIMITATIONS.................................................. S-11
THE ADVISER............................................................. S-13
THE SUB-ADVISERS........................................................ S-14
THE ADMINISTRATOR AND SUB-ADMINISTRATOR................................. S-16
THE DISTRIBUTION PLANS.................................................. S-17
THE DISTRIBUTOR......................................................... S-20
HOW TO PURCHASE AND REDEEM SHARES....................................... S-20
THE CUSTODIANS.......................................................... S-21
DIRECTORS AND OFFICERS OF THE COMPANY................................... S-21
COMPUTATION OF YIELD.................................................... S-23
CALCULATION OF TOTAL RETURN............................................. S-24
PURCHASE AND REDEMPTION OF SHARES....................................... S-24
DETERMINATION OF NET ASSET VALUE........................................ S-25
TAXES................................................................... S-26
PORTFOLIO TRANSACTIONS.................................................. S-31
DESCRIPTION OF SHARES................................................... S-33
5% AND 25% SHAREHOLDERS................................................. S-33
FINANCIAL STATEMENTS.................................................... S-33

________________, 1998

THE COMPANY

This Statement of Additional Information relates to PBHG Advisor Funds, Inc. (the "Company") and each of the PBHG Advisor Funds listed on the first page of this Statement of Additional Information. Each Fund is a separate series of the Company, which was incorporated in Maryland on January 9, 1998 and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The articles of incorporation permit the Company to offer separate classes of shares of each Fund. Shareholders may purchase shares through separate classes, which provide for differences in distribution costs, voting rights and dividends ("Classes"). Except for these differences, each share of each Class of a Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to all Classes of shares of the Company. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined herein are defined in each Prospectus offering shares of the PBHG Advisor Funds.

DESCRIPTION OF PERMITTED INVESTMENTS

Repurchase Agreements

Repurchase agreements are agreements by which a person (e.g., a PBHG Advisor
Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a PBHG Advisor Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

Investment Company Shares

Investment company shares that each PBHG Advisor Fund may invest in are limited to shares of money market mutual funds, except as set forth under "Investment Limitations" below. Since such

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mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit an investment company from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition: (i) the investment company owns more than 3% of the total voting stock of the company; (ii) more than 5% of the investment company's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the investment company are invested in securities (other than treasury stock of the investment company) issued by all investment companies. Each PBHG Advisor Fund has no intention currently or in the foreseeable future of investing more than 5% of its assets in investment company securities.

Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Directors of the Company, the Adviser (as defined hereinafter) or applicable sub-adviser determines the liquidity of each PBHG Advisor Fund's investments and, through reports from the Adviser or sub-adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or Sub-Adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or sub-adviser may determine that some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements are illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a PBHG Advisor Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A

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under the 1933 Act) would have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Foreign Currency Transactions

A PBHG Advisor Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A PBHG Advisor Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a PBHG Advisor Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable sub-adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the sub-adviser.

A PBHG Advisor Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the Securities and Exchange Commission ("SEC") require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each PBHG Advisor Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable sub-adviser in analyzing and predicting currency values. Forward contracts may substantially change a PBHG Advisor Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable sub-adviser anticipates. For example, if a currency's value rose at a time when the Adviser or sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a sub-adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the sub-advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

Futures Contracts

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a PBHG Advisor Fund, upon entering into a futures contract, (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the applicable PBHG Advisor Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its initial and variation margin deposits.

A PBHG Advisor Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect each PBHG Advisor Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a PBHG Advisor Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts. A PBHG Advisor Fund, except the PBHG Advisor Value Opportunities Fund, PBHG Advisor New Contrarian Fund, PBHG Enhanced Equity Fund, and the PBHG Master Fixed Income Fund, will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if purchased for other than "bona fide hedging" purposes, the sum of the amounts of initial margin deposits on a Fund's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of that Fund's total assets. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by a Fund, the securities underlying such futures contracts or options will at all times be maintained by that Fund or, in the case of index futures contracts, the Fund will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

The PBHG Advisor Value Opportunities Fund, PBHG Advisor New Contrarian Fund, PBHG Enhanced Equity Fund, and the PBHG Master Fixed Income Fund may purchase and sell ("write") both put options and call options on securities, securities indices and foreign currencies, enter into interest rate, foreign currency and index futures contracts, and purchase and sell options on such futures contracts ("Futures options") for various reasons: to hedge portfolio securities against adverse fluctuations, to adjust the level of market exposure of a portfolio, to facilitate trading, to reduce transaction costs, and/or to seek higher investment returns when a futures or option contract is attractively priced relative to a typical portfolio investment in the underlying security or index or securities highly correlated to the underlying index, and not for speculation. The PBHG Advisor Value Opportunities Fund, PBHG Advisor New Contrarian Fund, PBHG Enhanced Equity Fund, and the PBHG Master Fixed Fund may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. If other types of options, futures contracts, or futures options are traded in the future, the PBHG Advisor Value Opportunities Fund, PBHG Advisor New Contrarian Fund, PBHG Enhanced Equity Fund, and PBHG Master Fixed Income Fund may also use those instruments, provided the Board of Directors determines that their use is consistent with such Fund's investment objectives, and their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by such Fund.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

Options

The types of options transactions that each PBHG Advisor Fund is permitted to utilize are discussed below.

Writing Call Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A PBHG Advisor Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A PBHG Advisor Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A PBHG Advisor Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option.

A PBHG Advisor Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A PBHG Advisor Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. A PBHG Advisor Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Options. Each PBHG Advisor Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over-the-Counter Options. Each PBHG Advisor Fund may enter into contracts with primary dealers with whom it may write over-the-counter options. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Each PBHG Advisor Fund has established standards of creditworthiness for these primary dealers, although such Fund may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Fund has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

Risks of Transactions in Futures Contracts and Options

Futures. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or applicable sub-adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of a PBHG Advisor Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a PBHG Advisor Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the PBHG Advisor Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Options. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

INVESTMENT LIMITATIONS

Fundamental Policies

Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Each Fund may not:

1. Pledge any of its assets, except that each Fund may pledge assets to the extent permitted by the 1940 Act in order to (i) secure temporary borrowings including securities lending and reverse repurchase arrangements, (ii) secure permitted borrowings, or (iii) as may be necessary in connection with the Fund's use of options and futures contracts.

2. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that each Fund will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any other illiquid securities held by the Fund, would exceed 15% of the value of its net assets, and each Fund may lend its portfolio securities to the extent permitted by the 1940 Act.

3. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter as that term is defined in the 1933 Act.

4. Purchase or sell futures contracts, commodities or commodity contracts, except that this shall not prevent a Fund from: (i) investing in readily marketable securities of issuers which can invest in commodities; and (ii) entering into forward contracts, futures contracts and options thereon that are based on securities, market or currency indexes, or similar financial instruments where, as a result thereof, no more than 5% of the total assets for that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under the Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. These limitations shall not be applicable to the PBHG Advisor Value Opportunity Fund, PBHG Advisor New Contrarian Fund, PBHG Advisor Enhanced Equity Fund, and the PBHG Master Fixed Income Fund.

5. Purchase or sell real estate, or real estate partnership interests, except that this shall not prevent a Fund from investing in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts which deal with real estate or interests therein.

6. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing money or pledging, mortgaging or hypothecating assets, as described in each Fund's limitation on borrowing money and each Fund's limitation on permitted borrowings and each Fund's limitation on pledging, mortgaging or hypothecating assets, or as permitted by rule, regulation or order of the SEC.

Non-fundamental Policies

In addition to the foregoing, and the policies set forth in each Fund's Prospectus, each Fund has adopted additional investment restrictions which may be amended by the Board of Directors without a vote of shareholders.

Each Fund may not:

1. Purchase or hold the securities of an issuer if, at the time thereof, any such purchase or holding would cause more than 15% of the Fund's net assets to be invested in illiquid securities. This limitation does not include any Rule 144A security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

2. Purchase puts, calls, straddles, spreads, and any combination thereof (except for such instruments based upon or derived from securities, market and currency indexes or similar financial instruments), except to the extent permitted by the 1940 Act or the rules or regulations thereunder.

3. Except to the extent permitted by the 1940 Act, invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition.

4. Invest in companies for the purpose of exercising control.

5. Except for PBHG Advisor New Contrarian Fund, make short sales of securities, maintain a short position or purchase securities on margin, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; and (ii) establish margin accounts as may be necessary in connection with the Fund's use of options and futures contracts.

6. Invest in interests in oil, gas or other mineral leases, exploration or development programs, except that this shall not prevent a Fund from investing in readily marketable securities of issuers which can invest in oil, gas or other mineral leases, exploration or development programs.

The foregoing percentages will apply at the time of each purchase of a security.

THE ADVISER

The Company and Pilgrim Baxter & Associates, Ltd. (the "Adviser") have entered into an investment advisory agreement with respect to the Funds (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Company or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Company in accordance with the Company's investment objectives, policies and limitations; (ii) make investment decisions for the Company; and (iii) place orders to purchase and sell securities for the Company, subject to the supervision of the Board of Directors. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Company. (See the Prospectuses for a description of expenses borne by the Company.)

In the interest of limiting the expenses of the PBHG Advisor Funds, the Adviser has entered into expense limitation agreements with each Fund ("Expense Limitation Agreements") pursuant to which the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (other than transfer agency and distribution expenses) of the PBHG Advisor Core Value, PBHG Advisor Value Opportunities, PBHG Advisor New Contrarian, PBHG Advisor REIT, PBHG Advisor Blue Chip Growth, PBHG Advisor Growth Opportunities, PBHG Advisor Enhanced Equity, PBHG Advisor Trend, PBHG Advisor Large Cap Concentrated, PBHG Advisor Growth II, PBHG Advisor New Opportunities and PBHG Advisor Global Technology & Communications Funds to no more than 1.50% of each such Fund; of the PBHG Advisor Master Fixed Income and PBHG Advisor High Yield Funds to no more than 1.30% of each Fund, and; of the PBHG Advisor Cash Reserves Fund to no more than
 .70% of such Fund. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements may be made at a later date when such Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentages discussed in the preceding sentence. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the specified percentage; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

The continuance of the Advisory Agreement with respect to a PBHG Advisor Fund after the first two years must be specifically approved at least annually (i) by the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Company. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE SUB-ADVISERS

Pilgrim Baxter Value Investors, Inc.

The Company, on behalf of each of the PBHG Advisor Core Value Fund, PBHG Advisor New Contrarian Fund, and PBHG Advisor Value Opportunities Fund, and the Adviser have entered into a sub-advisory agreement (the "Value Investors Sub-Advisory Agreement") with Pilgrim Baxter Value Investors, Inc. ("Value Investors"). The Value Investors Sub-Advisory Agreement provides certain limitations on Value Investors' liability, but also provides that the Value Investors shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Value Investors Sub-Advisory Agreement obligates Value Investors to: (i) manage the investment operations of the applicable PBHG Advisor Fund and the composition of such Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with such Fund's investment objective, policies and limitations; (ii) provide supervision of such Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by such Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by such Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

With respect to each applicable PBHG Advisor Fund, the continuance of the Value Investors Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund and (ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Value Investors Sub-Advisory Agreement may be terminated with respect to a Fund (i) by the Company, without the payment of any penalty, by the vote of a majority of the Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund,
(ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or
(iii) by Value Investors at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Value Investors Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Analytic TSA Global Asset Management, Inc.

The Company, on behalf of the PBHG Advisor Enhanced Equity Fund and the PBHG Master Fixed Income Fund, and the Adviser have entered into a sub-advisory agreement (the "Analytic Sub-Advisory Agreement") with Analytic TSA Global Asset Management, Inc. ("Analytic"), 700 South Flower Street, Suite 2400, Los Angeles, CA 90017, which is a wholly owned subsidiary of United Asset Management Corporation, the parent of the Adviser and Value Investors.

Analytic was founded in 1970 as Analytic Investment Management, Inc. one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long term investors. It is one of the oldest and largest independent investment management firms in this specialized area. In January 1996, Analytic acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option yield curve strategies. Analytic serves, among others, pension and profit-sharing plan, endowments, foundation, corporate investment portfolios, mutual savings banks, and insurance companies, for which it manages in excess of $1 billion. It has also managed another registered investment company since 1978.

Pursuant to the Analytic Sub-Advisory Agreement, Analytic, subject to the control and direction of the Company's Officers and Board of Directors, manages the PBHG Advisor Enhanced Equity Fund, and the PBHG Advisor Master Fixed Income Fund in accordance with each Fund's stated investment objective and policies and makes investment decisions for the Funds.

PBHG Advisor Enhanced Equity Fund

Dennis M. Bein, Harindra de Silva and Charles L. Dobson have been the portfolio managers since November 1996 for a portfolio with similar investment objectives and policies to the PBHG Advisor Enhanced Equity Fund. Mr. Bein has been a member of the portfolio management and research team for Analytic since August 1995. He concurrently serves as a senior associate for Analysis Group, Inc. with which he has been associated with since August 1990. Dr. de Silva serves as a managing director of Analytics, which he joined in May of 1995. He concurrently serves as a principal of Analysis Group, Inc., which he joined in March 1986. Mr. Dobson has been a portfolio manager of Analytics since 1978. They are subject to the supervision of Analytic's investment management committee.

PBHG Advisor Master Fixed Income Fund

Scott Barker, Greg McMurran and Bob Bannon are the portfolio managers for the PBHG Advisor Master Fixed Income Fund. Mr. Barker has been a member of the portfolio management and research team for Analytic since August 1995. He concurrently serves as a research analyst with Analysis Group, Inc. with which he has been associated since October 1993. Previously, he was with Xontech, Inc. for six years as a scientific analyst. Mr. McMurran is the Chief Investment Officer of Analytic and has been with the firm since October of 1976 as a portfolio manager. Mr. Bannon is a managing director of Analytic specializing in the fixed income area. He initially joined the firm in January 1996 when TSA Capital Management merged Analytic. He was formerly a managing director with TSA since

April 1995. Previously, he served as a senior bond strategist with IDEA for four years. They are subject to the supervision of Analytic's investment management committee.

Wellington Management Company, LLP

The Company, on behalf of the PBHG Advisor Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Wellington Sub-Advisory Agreement") with Wellington Management Company, LLP ("Wellington"). The Wellington Sub-Advisory Agreement provides certain limitations on Wellington's liability, but also provides that Wellington shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Wellington Sub-Advisory Agreement obligates Wellington to: (i) manage the investment operations of the PBHG Advisor Cash Reserves Fund and the composition of such Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and restrictions; (ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

The Wellington Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Company (i) by the Company at any time, without the payment of any penalty, by the vote of a majority of Directors of the Company or by the vote of a majority of the outstanding voting securities of the PBHG Advisor Cash Reserves Fund,
(ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or
(iii) by Wellington at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Wellington Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Company and PBHG Fund Services (the "Administrator") have entered into an Administrative Services Agreement (the "Administrative Agreement") pursuant to which the Administrator oversees the administration of the Company's and each Fund's business and affairs, including services performed by various third parties. The Administrator, a wholly-owned subsidiary of the Adviser, is organized as a Pennsylvania business trust and has its principal place of business at 825 Duportail Road, Wayne, Pennsylvania 19087. The Administrator is entitled to a fee from the Company, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall remain in effect until __________, and shall thereafter continue for successive periods of one year, unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Company, the Administrator and SEI Fund Resources (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement on __________ pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Company. The Sub-Administrator is an indirect wholly-owned subsidiary of SEI Investments Company ("SEI"). The Sub-Administrator is organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. The Sub-Administrative Services Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement shall remain in effect until __________, and shall continue for successive periods of one year, unless terminated by either party upon not less than 90 days' prior written notice to the other party.

Under the Sub-Administrative Services Agreement, the Sub-Administrator is entitled to a fee from the Administrator, which is calculated daily and paid monthly, at (i) an annual rate of 0.07% of the average daily net assets of each PBHG Advisor Fund with respect to the first $2.5 billion of the total average daily net assets of the Company, The PBHG Funds, Inc. and PBHG Insurance Series Fund, Inc. taken together and (ii) an annual rate of .025% of the average daily net assets of each PBHG Advisor Fund with respect to the total average daily net assets in excess of $2.5 billion of the Company, The PBHG Funds, Inc. and PBHG Insurance Series Fund, Inc. taken together.

THE DISTRIBUTION PLANS

The Class A Plan. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the PBHG Advisor Funds (the "Class A Plan"). The Class A Plan provides that the Class A shares pay up to 0.35% per annum of their daily average net assets as compensation to the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares and for shareholder services. Activities appropriate for financing under the Class A Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A Plan. The directors of the Company have determined to limit payments under the Class A Plan to 0.25% per annum of the Class A shares daily net assets for the time being.

The Class B Plan. The Company has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan", and collectively with the

Class A Plan, the "Plans"). Under the Class B Plan, the Funds pay compensation to the Distributor at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Funds pay a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including, but not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses or organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. The Distributor may transfer and sell its right under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

Both Plans. The Distributor may enter into agreements ("Shareholder Service Agreements") with investment dealers, banks and other financial institutions selected from time to time by the Distributor for the provision of shareholder service assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Fund's shares; and providing such other information and services as the Funds or the customer may reasonably request.

Under a Shareholder Service Agreement, the Funds agree to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Funds' shares are held.

The Plans are subject to any applicable limitations imposed from time to time by rules of the National Association of Securities Dealers, Inc.

The Plans require the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

As required by Rule 12b-1, the Plans were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Directors"). In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its respective shareholders.

The Plans do not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plans. Thus, even if the Distributor's actual expenses exceed the fee payable to the Distributor thereunder at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor's expenses are less than the fee it receives, the Distributors will retain the full amount of the fee.

Unless the Plans are terminated earlier in accordance with their terms, the Plans continue in effect until March 1, 2000, and thereafter, both Plans continue as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

The Plans may be terminated by the vote of a majority of the Qualified Directors, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. In the event the Class A Plan is amended in a manner which the Board of Directors determines would materially increase the charges paid by holders of Class A shares under the Class A Plan, the Class B shares of the Fund will no longer convert into Class A shares of the Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Directors will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

The principal differences between the Class A Plan and the Class B Plan are: (i) the Class A Plan allows payment to the Distributor or to dealers or financial institutions of up to .35% of average daily net assets of Class A Shares (although the payments are currently limited to 0.25% of average net assets);
(ii) the Class B Plan obligates the Class B shares to continue to make payments to the Distributor following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of the Distributor unless there has been a complete termination of the Class B Plan (as defined in such Plan); and (iii) the Class B Plan expressly authorizes the Distributor to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

THE DISTRIBUTOR

Information concerning the Distributor and the continuous offering of the Funds' shares is set forth in the Prospectus under the headings "How to Purchase Fund Shares." A Distribution Agreement with the Distributor relating to the Class A shares of the Funds and Class C shares was approved by the Board of Directors on [__________, 1998]. A Distribution Agreement with the Distributor relating to the Class B shares of the Funds was also approved by the Board of Directors on [__________, 1998]. Both such Distribution Agreements are hereinafter, collectively, referred to as the "Distribution Agreements."

The Distribution Agreements provide that the Distributor will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information of the Funds relating to public offerings made by the Distributor pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by the Distributor or furnished by the Distributor to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. The Distributor has not undertaken to sell any specified number of shares of any classes of the Funds.

The Distributor expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to the Distributor under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit the Distributor to recoup a portion of such sales commissions plus financing costs. The Distributor anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares.

In the future, if multiple distributors serve the Funds, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of such Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

The Company (on behalf of any class of the Funds) or the Distributor may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, the Distributor would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of the Distributor; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to the Distributor. Termination of the Class B Plan or Distribution Agreement does not affect the obligations of Class B shareholders to pay contingent deferred sales charges.

HOW TO PURCHASE AND REDEEM SHARES

A completion description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the caption "How to Purchase Fund Shares."

The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate the Distributor and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with the Distributor by persons, who because of their relationship with the Funds or with the Adviser and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), the Distributor believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through the Distributor without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are shown in the Prospectus.

Complete information concerning the method of exchanging shares of the Funds for shares of the other Funds is set forth in the Prospectus under the Caption "Exchange Privileges."

Information concerning redemption of the Funds' shares is set forth in the Prospectus under the caption "How to Redeem Fund Shares." The Funds intend to redeem all shares of the Funds in cash. In addition to the Funds' obligation to redeem shares, the Distributor may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with the Distributor must phone orders to the order desk of the Fund telephone, 1-800-XXX-XXXX, and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by the Distributor (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a service fee for handling the transaction.

The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

THE CUSTODIANS

Corestates Bank, N.A., Broad and Chestnut Streets, P.O. 7618, Philadelphia, Pennsylvania 19101, serves as the custodian for the Company and each PBHG Advisor Fund. The Custodian holds cash, securities and other assets of the Company as required by the 1940 Act.

DIRECTORS AND OFFICERS OF THE COMPANY

The management and affairs of the Company are supervised by the Directors under the laws of the State of Maryland. The Directors and executive officers of the Company and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Director serves as a Director of two other registered investment companies advised by the Adviser and each officer serves as an officer in a similar capacity of two other investment companies advised by the Adviser. The age of each Director and officer is indicated in the parentheses.

HAROLD J. BAXTER (51)* - Chairman of the Board and Director - Chairman, Chief Executive Officer and Director, the Adviser, 825 Duportail Road, Wayne, PA 19087. Trustee, the Administrator since May 1996 and Chief Executive Officer, Value Investors, 825 Duportail Road, Wayne, PA 19087, since June 1996. Trustee, the Distributor since January 1998.

GARY L. PILGRIM (57) - President - President, Chief Investment Officer and Director, the Adviser since 1982. Trustee, the Administrator since May 1996. Director, Value Investors since June 1996.

PAUL J. HONDROS (49) - Executive Vice President - President and Chief Operating Officer, the Adviser since October 1997. President and Chief Operating Officer of Value Investors since January 1998. Trustee, the Distributor since January 1998. President and Chief Executive Officer, Fidelity Investments Retail Group since 1990.

SANDRA K. ORLOW (44) - Vice President - Vice President and Assistant Secretary of SEI, and the Sub-Administrator since 1983.

KATHRYN L. STANTON (39) - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI and, the Sub-Administrator since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

TODD CIPPERMAN (32) - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI and the Sub-Administrator since 1995. Associate, Dewey Ballantine (law firm) 1994-1995, Associate, Winston & Strawn (law firm) 1991-1994.

BARBARA A. NUGENT (41) - Vice President, Assistant Secretary - Vice President and Assistant Secretary, SEI since April 1996. Associate, Drinker, Biddle & Reath (law firm), 1994-1996. Assistant Vice President, Delaware Service Company, Inc. (transfer agent), 1988-1993.

MICHAEL J. HARRINGTON (29) - Vice President - Director of Fund Services, the Adviser since 1994. Secretary, the Administrator since May 1996. Vice President, the Distributor since January 1998. Account Manager, SEI, 1991-1994.

LEE T. CUMMINGS (34) - Treasurer, Chief Financial Officer and Controller - Director of Mutual Fund Operations, the Adviser since 1996. Treasurer, the Administrator since May 1996. Vice President and Treasurer, the Distributor since 1998. Investment Accounting Officer, Delaware Group of Funds, 1994-1996. Vice President, Fund/Plan Services, Inc., 1992-1994.

-----------------

* Mr. Baxter is a Director who may be deemed to be an "interested person" of the Company as that term is defined in the 1940 Act.

BRIAN F. BEREZNAK (36) - Vice President - Trustee and President, the Administrator since May 1996, Chief Operating Officer, the Adviser from 1989 through December 31, 1996. Director, Value Investors since June 1996. President, the Distributor since January 1998.

JOHN M. ZERR (35) - Vice President and Secretary - General Counsel and Secretary, the Adviser since November 1996. General Counsel and Secretary, Value Investors since November 1996. General Counsel and Secretary, the Distributor since January 1998. Vice President and Assistant Secretary, Delaware Management Company, Inc. and the Delaware Group of Funds, 1995-1996. Associate, Ballard Spahr Andrews & Ingersoll (law firm), 1987-1995.

As of the date of this Statement of Additional Information, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each class of shares of each PBHG Advisor Fund.

COMPUTATION OF YIELD

From time to time the PBHG Advisor Cash Reserves Fund may advertise its "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the PBHG Advisor Cash Reserves Fund refers to the income generated by an investment in such Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the PBHG Advisor Cash Reserves Fund will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the PBHG Advisor Cash Reserves Fund is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return + 1) 365/7) - 1). The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the PBHG Advisor Cash Reserves Fund fluctuates, and the annualization of a week's dividend is not a representation by the Fund as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Yields are one basis upon which investors may compare the PBHG Advisor Cash Reserves Fund with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

CALCULATION OF TOTAL RETURN

From time to time, each of the PBHG Advisor Funds may advertise its total returns. The total return refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which a Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. However, shares of the PBHG Advisor Cash Reserves Fund cannot be purchased, exchanged or redeemed (i) on days when the Federal Reserve is closed, or (ii) by Federal Reserve wire on federal holidays restricting wire transfers. Currently, the following holidays are observed by the PBHG Advisor Funds: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

It is currently the Company's policy to pay all redemptions in cash. The Company retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Company reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a PBHG Advisor Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Company also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each PBHG Advisor Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general supervision of the Directors.

Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the PBHG Advisor Funds, if any, are valued at their fair value as determined in good faith by the Board of Directors.

The net asset value per share of the PBHG Advisor Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the PBHG Advisor Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Advisor Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7, as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Directors. The Directors must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Directors to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Directors deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Directors are required to consider promptly what action, if any, should be initiated. If the Directors believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Directors are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if the Fund incurs a significant loss or liability, the Directors have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

TAXES

The following is only a summary of certain income tax considerations generally affecting the PBHG Advisor Funds and their shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

Each PBHG Advisor Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the

Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test"). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income.

If a PBHG Advisor Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

Fund Distributions

Notwithstanding the Distribution Requirement described above, which requires only that a PBHG Advisor Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Capital gain dividends are taxable to shareholders as a long-term capital gain, regardless of the length of time a shareholder has held his shares. Under the Taxpayer Relief Act of 1997, the Internal Revenue Service is authorized to issue regulations that will enable shareholders to determine the tax rates applicable to such capital gain distributions. For calendar year 1997, the Internal Revenue Service has announced that RICs will be required to report to their shareholders the amount of capital gain dividends subject to taxation at the 28 percent tax rate.

Withholding

In certain cases, a PBHG Advisor Fund will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.

Redemption or Exchange of Shares.

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

Investment in Foreign Financial Instruments. Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a PBHG Advisor Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

Hedging Transactions

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the PBHG Advisor Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each PBHG Advisor Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each PBHG Advisor Fund's tax status as a RIC, including (in particular) the Short--Short Gain Test, may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

State Taxes

Distributions by a PBHG Advisor Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Foreign Income Taxes

Foreign Tax Consequences

Investment Income received from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on a PBHG Advisor Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If a Fund meets the Distribution Requirement and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund (the "Foreign Tax Credit Election"). Pursuant to the Foreign Tax Credit Election, the Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. However, the Taxpayer Relief Act of 1997 has imposed holding period requirements that must be satisfied by both the Fund and the shareholders before a shareholder will be allowed a deduction or credit. If the Fund makes the Foreign Tax Credit Election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign Shareholders.

Dividends from a PBHG Advisor Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a PBHG Advisor Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Fund and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided.

Notwithstanding the foregoing, if distributions by the PBHG Advisor Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of a PBHG Advisor Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the PBHG Advisor Funds.

Miscellaneous Considerations

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 1, 1997. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the PBHG Advisor Funds.

PORTFOLIO TRANSACTIONS

The Adviser or sub-advisers are authorized to select brokers and dealers to effect securities transactions for the PBHG Advisor Funds. The Adviser or sub-advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or sub-advisers generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Adviser or sub-advisers seek to select brokers or dealers that offer the Funds best price and execution or other services which are of benefit to the Funds. Certain brokers or dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to a Fund's public offering price. In the case of securities traded in the over-the-counter market, the Adviser or sub-advisers expect normally to seek to select primary market makers.

The Adviser or sub-advisers may, consistent with the interests of the PBHG Advisor Funds, select brokers on the basis of the research services they provide to the Adviser or sub-advisers. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser or sub-adviser, a Fund or other accounts managed by the Adviser or sub-adviser will be benefitted by supplemental research services, the Adviser or sub-advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser or sub-advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or sub-advisers will find any specific service of value in advising the Funds.

It is expected that the PBHG Advisor Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. In addition, the Adviser or sub-advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Company's expenses. In addition, the Adviser or sub-adviser may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Funds. The Directors, including those who are not "interested persons" of the Company, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Directors may determine, the Adviser may consider sales of a PBHG Advisor Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Company's Board of Directors has adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by a PBHG Advisor Fund. The Code of Ethics allows trades to be made in securities that may be held by the Fund, however, it prohibits a person from taking advantage of Fund trades or from acting on inside information.

DESCRIPTION OF SHARES

The Company may increase the number of shares which each PBHG Advisor Fund is authorized to issue and may create additional portfolios of the Company. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Company for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

5% AND 25% SHAREHOLDERS

As of __________, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the shares of the PBHG Advisor Funds. The Company believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients.

FINANCIAL STATEMENTS

__________________________________________________________________ serves as the independent accountants for the Company.

                                                                      Appendix A


                        GLOSSARY OF PERMITTED INVESTMENTS

The following is a description of permitted investments for certain of the PBHG Advisor Funds:

American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Bankers' Acceptance -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificate of Deposit -- A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

Commercial Paper -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

Convertible Securities -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Demand Instruments -- Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

Derivatives -- Derivatives are securities that derive their value from other securities. The following are considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPS) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Glossary of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about the investment policies and limitations applicable to their use.

Equity Securities -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

Forward Foreign Currency Contracts -- Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar, or between foreign currencies in which a Fund's portfolio securities are or may be denominated. A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into each PBHG Advisor Fund's long-term investment strategies. However, the Adviser and the sub-advisers believe that it is important to have the flexibility to enter into forward foreign currency contracts when they determine that the best interests of any Fund will be served. The Funds will convert currency on a spot basis, and investors should be aware of the costs of currency conversion.

When the Adviser or a sub-adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund in question may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

Generally, a PBHG Advisor Fund will enter into forward foreign currency contracts only as a hedge against foreign currency exposure affecting the Fund or to hedge a specific security transaction or portfolio position. If a Fund enters into forward foreign currency contracts to cover activities which are essentially speculative, the Fund will segregate cash or readily marketable securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to such contracts.

Futures Contracts and Options on Futures Contracts -- The PBHG Advisor Funds may enter into futures contracts for the purchase or sale of securities, including, for the Fund, index contracts on foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery of the securities or foreign currency, called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. Each of the specified Funds may sell stock index futures contracts in anticipation of, or during, a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Each of the specified Funds may enter into futures contracts, and with respect to the Fund options thereon, to the extent that (i) aggregate initial margin deposits to establish positions other than "bona fide hedging" positions (and premiums paid for unexpired options on futures contracts) do not exceed 5% of the Fund's net assets and (ii) the total market value of obligations underlying all futures contracts does not exceed 20% of the value of the Fund's total assets or 50% of the value of each of the other specified Fund's total assets.

The PBHG Advisor Funds may also purchase and write options to buy or sell futures contracts. The Funds may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

Each PBHG Advisor Fund will maintain assets sufficient to meet its obligations under such futures contracts in a segregated margin account with the custodian bank or will otherwise comply with the SEC's position on asset coverage. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in the market and interest rates.

Illiquid Securities -- Securities that cannot be disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the security.

Mortgage-Backed Securities -- Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

Options -- The PBHG Advisor Funds may invest in put and call options for various stocks and stock indices that are traded on national securities exchanges, from time to time as the Adviser deems to be appropriate. Options will be used for hedging purposes and will not be engaged in for speculative purposes. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time a Fund enters into such options.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Although the Funds will engage in option transactions only as hedging transactions and not for speculative purposes, there are risks associated with such investment including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser or the Sub-Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the stocks held by the Funds and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. When writing options (other than covered call options), the Funds must establish and maintain a segregated account with the Fund's Custodian containing cash or other liquid assets in an amount at least equal to the market value of the option.

Receipts -- Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Repurchase Agreements -- Agreements by which a person obtains a security and simultaneously commits to return it to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The PBHG Advisor Funds' Custodians or their agents will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. Each Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Adviser or a sub-adviser will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Directors. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

Restraints on Investments by Money Market Funds -- Investments by the PBHG Advisor Cash Reserves Fund are subject to limitations imposed under regulations adopted by the SEC. These regulations generally require the PBHG Advisor Cash Reserves Fund to acquire only U.S. dollar obligations maturing in 397 days or less and to maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the PBHG Advisor Cash Reserves Fund may acquire only obligations that present minimal credit risks and that are "eligible securities."

Restricted Securities -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ("1933 Act"), or an exemption from registration. A Fund may invest in restricted securities that the Adviser determines are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Company. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. A Fund may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the 1933 Act. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Funds.

Securities Lending -- In order to generate additional income, certain of the PBHG Advisor Funds may lend the securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies or any combination of cash and such securities as collateral equal at all times to 100% of the market value of the securities lent. Each Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral in U.S. Government securities. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser or sub-advisers to be of good standing and when, in the judgment of the Adviser or sub-advisers, the consideration which can be earned currently from such securities loans justifies the attendant risk.

Swaps -- As a way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount" in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investments exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of investments and their share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Fund may have under these types of arrangements will be covered by setting aside high quality liquid securities in a segregated account. The Fund will enter into swaps only with counterparties deemed creditworthy by the Adviser.

Time Deposit -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. Government Agency Obligations -- Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Federal National Mortgage Association securities).

U.S. Government Securities -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of STRIPS will have one class receiving all of the interest ("interest only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Variable and Floating Rate Instruments -- Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal

Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

When-Issued and Delayed-Delivery Securities -- When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Fund's assets. The PBHG Advisor Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities.

                                                                      Appendix B


                              RATINGS OF SECURITIES

The following is a description of the factors underlying the commercial paper and debt ratings of Moody's, S&P and Fitch:

Moody's Bond Ratings

Moody's describes its ratings for corporate bonds as follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the low end of its generic rating category.

Moody's Commercial Paper Ratings

Moody's commercial paper ratings are opinions of the ability of issues to repay punctually promissory obligations not having an original maturity in excess of nine months.

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Bond Ratings

S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it nominally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

S&P Dual Ratings

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

S&P Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

Fitch Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

Ratings Outlook

An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Fitch Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                            PART C: OTHER INFORMATION

ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS

     (a)      Financial Statements:

              To be filed by amendment

     (b)      Exhibits:

              1        Articles of Incorporation

              2        By-Laws

              3        Voting trust agreement - none

              4        Not Applicable

              5(a)     Form of Investment Advisory Agreement between the
                       Registrant and Pilgrim Baxter & Associates, Ltd. (to be filed by amendment)

              5(b) Form of Investment Sub-Advisory Agreement between and among the Registrant and Analytic TSA Global Asset
                       Management, Inc. (to be filed by amendment)

              5(c) Form of Investment Sub-Advisory Agreement between and among the Registrant and Wellington Management
                       Company LLP (to be filed by amendment)

              6        Form of Distribution Agreement between the Registrant and
                       PBHG Fund Distributors (to be filed by amendment)

              7        Bonus, profit sharing or pension plans - none

              8 Form of Custodian Agreement between the Registrant and CoreStates Bank, N.A. (to be filed by amendment)

              9(a)     Form of Transfer Agency Agreement between the Registrant and
                       ________________________ (to be filed by amendment)

              9(b)     Form of Administrative Services Agreement between the Registrant and PBHG
                       Fund Services (to be filed by amendment)

              9(c)     Form of Sub-Administrative Services Agreement between the Registrant and SEI
                       Fund Resources (to be filed by amendment)

              9(d)     Form of Expense Limitation Agreement between the Registrant and Pilgrim
                       Baxter & Associates, Ltd. (to be filed by amendment)

              9(e)     Form of Shareholder Service Agreement (to be filed by amendment)



              10       Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll

              11       None

              12       Not Applicable

              13 Letter from ____________________ to the Registrant with respect to the initial capitalization of Registrant (to be filed by amendment)

              14       Not Applicable

              15       Not Applicable

              16       Schedule for computation of Performance Quotation (to be filed by amendment)

              17       Not Applicable

              18       Not Applicable

              27       Not Applicable


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         There are no persons that are controlled by or under common control with the Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

         None

ITEM 27. INDEMNIFICATION

         The Articles of Incorporation of the Registrant include the following:

                                   ARTICLE VII

7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the 1940 Act. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

The By-Laws of the Registrant include the following:

                                   ARTICLE VI

                                 Indemnification

"The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment adviser or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise by subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of Pilgrim Baxter & Associates, Ltd., Pilgrim Baxter Value Investors, Inc., AnalyticoTSA Global Asset Management, Inc., and Wellington Management Company, LLP, is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:


Name and Position with Pilgrim
Baxter & Associates, Ltd.                   Name of Other Company                           Connection with Other Company
------------------------------              ---------------------                           -----------------------------
Harold J. Baxter                            Pilgrim Baxter Value Investors, Inc.            Director, Chairman and Chief
Director, Chairman &                                                                        Executive Officer
Chief Executive Officer                     PBHG Fund Services                              Trustee

                                            PBHG Fund Distributors                          Trustee
                                            825 Duportail Road
                                            Wayne, PA  19087

                                            United Asset Management                         Director
                                            Corporation

Gary L. Pilgrim                             PBHG Fund Services                              Trustee
Director, President,                        825 Duportail Road
Treasurer & Chief Investment                Wayne, PA  19087
Officer

Paul J. Hondros                             Pilgrim Baxter Value Investors, Inc.            President & Chief Operating Officer
President & Chief Operating
Officer                                     PBHG Fund Distributors                          Trustee
                                            825 Duportail Road
                                            Wayne, PA  19087

Brian F. Bereznak                           Pilgrim Baxter Value Investors, Inc.            Director
Chief Operating Officer
(from 1989 through 1996)                    PBHG Fund Services                              President and Trustee

                                            PBHG Fund Distributors                          President
                                            825 Duportail Road
                                            Wayne, PA  19087

Eric C. Schneider                           Pilgrim Baxter Value Investors, Inc.            Chief Financial Officer & Treasurer
Chief Financial Officer
                                            PBHG Fund Services                              Chief Financial Officer

                                            PBHG Fund Distributors                          Trustee, Chief Financial Officer
                                            825 Duportail Road
                                            Wayne, PA  19087

John M. Zerr                                Pilgrim Baxter Value Investors, Inc.            General Counsel and Secretary
General Counsel and Secretary
                                            PBHG Fund Distributors                          General Counsel and Secretary
                                            825 Duportail Road
                                            Wayne, PA  19087



                                       C-4



Name and Position with Pilgrim
Baxter Value Investors, Inc.              Name of Other Company                        Connection with Other Company
------------------------------            ---------------------                        ------------------------------
Harold J. Baxter                          Pilgrim Baxter & Associates, Ltd.            Director, Chairman & Chief Executive
Director, Chairman and Chief                                                           Officer
Executive Officer                         PBHG Fund Services                           Trustee

                                          PBHG Fund Distributors                       Trustee
                                          825 Duportail Road
                                          Wayne, PA  19087

                                          United Asset Management Corporation          Director

Brian F. Bereznak                         Pilgrim Baxter & Associates, Ltd.            Chief Operating Officer (1989 - 1996)
Director
                                          PBHG Fund Services                           President and Trustee

                                          PBHG Fund Distributors                       President
                                          825 Duportail Road
                                          Wayne, PA  19087

Gary L. Pilgrim                           Pilgrim Baxter & Associates, Ltd.            Director, Chief Investment Officer,
Director                                                                               President, (4/95 - 10/97), Secretary
                                                                                       (4/95 - 11/96)
                                          PBHG Fund Services                           Trustee
                                          825 Duportail Road
                                          Wayne, PA  19087

Paul J. Hondros                           Pilgrim Baxter & Associates, Ltd             President & Chief Executive Officer
President & Chief Executive
Officer                                   PBHG Fund Distributors                       Trustee
                                          825 Duportail Road
                                          Wayne, PA  19087

David W. Jennings                         Pilgrim Baxter & Associates, Ltd.            Director of Client
Director, President & Chief               825 Duportail Road                           Service
Executive Officer (6/96 - 12/97)          Wayne, PA  19087

Eric C. Schneider                         Pilgrim Baxter & Associates, Ltd.            Chief Financial Officer and Treasurer
Chief Financial Officer and
Treasurer                                 PBHG Fund Services                           Chief Financial Officer

                                          PBHG Fund Distributors                       Trustee, Chief Financial Officer
                                          825 Duportail Road
                                          Wayne, PA  19087

John M. Zerr                              Pilgrim Baxter & Associates, Ltd.            General Counsel and Secretary
General Counsel and Secretary
                                          PBHG Fund Distributors                       General Counsel and Secretary
                                          825 Duportail Road
                                          Wayne, PA  19087


                                       C-5




Name and Position with Analytic TSA
Global Asset Management, Inc.               Name of Other Company               Connection with Other Company
-----------------------------------         ---------------------               -----------------------------

TBA                                         TBA                                 TBA


Name and Position with Wellington
Management Company, LLP                     Name of Other Company               Connection with Other Company

TBA                                         TBA                                 TBA



ITEM 29. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, PBHG Fund Distributors, acts as distributor for:


         Class A, Class B and Class I Shares of the PBHG Advisor Funds


(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B.

The principal business address and each person named in the table below is PBHG Fund Distributors, 825 Duportail Road, Wayne, Pennsylvania 19087.



                                                                                      Positions and Offices with
                 Name                  Positions and Offices with Underwriter               Registrant
                 ----                  --------------------------------------         ---------------------------
Harold J. Baxter                       Trustee                                        Director and Chairman

Paul J. Hondros                        Trustee                                        Executive Vice President

Eric C. Schneider                      Trustee, Chief Financial Officer               None

Brian F. Bereznak                      President                                      Vice President

Lee T. Cummings                        Vice President                                 Treasurer, Chief Financial Officer and
                                                                                      Controller

Michael J. Harrington                  Vice President                                 Vice President

John M. Zerr                           General Counsel & Secretary                    Vice President and Secretary


(c)  None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1), (2)(a) and (b), (3), (6), (8),
(12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

CoreStates Bank, N.A.
Broad and Chestnut Streets
P.O. Box 7618
Philadelphia, PA 19101


(b) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5);
(6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of Registrant's Sub-Administrator:

SEI Fund Resources
One Freedom Valley Road
Oaks, PA 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser or Sub-Advisers:

Pilgrim Baxter & Associates, Ltd.
825 Duportail Road
Wayne, PA 19087

Pilgrim Baxter Value Investors, Inc.
825 Duportail Road
Wayne, PA  19087

Wellington Management Company, LLP
Wellington, 75 State Street
Boston, MA  02109

Analytic TSA Global Asset Management, Inc.
700 South Flower Street, Suite 2400
Los Angeles, CA 90017

ITEM 31. MANAGEMENT SERVICES

None

ITEM 32. UNDERTAKINGS

Registrant hereby undertakes to file a post-effective amendment, including financial statements which need not be audited, within 4-6 months from the later of the commencement of operations of the Registrant or the effective date of the Registrant's 1933 Act Registration Statement.

                                   SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Wayne, and Commonwealth of Pennsylvania, on the 13th day of January, 1998.

                                            PBHG ADVISOR FUNDS, INC.

                                            Registrant

                                            By: /s/ Harold J. Baxter
                                                --------------------------
                                                 Harold J. Baxter
                                                 Director


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on the 13th day of January, 1998 in the capacities and on the dates indicated.


SIGNATURE AND TITLE
-------------------
/s/ Harold J. Baxter                        Director
Director
Harold J. Baxter


                                  EXHIBIT LIST
Exhibit                                                          Sequentially
Number            Description                                   Numbered Pages
------            -----------                                   --------------
Ex. 99.B1         Articles of Incorporation

Ex. 99.B2         By-Laws

Ex. 99.B10        Opinion of Counsel and Consent of
                  Ballard Spahr Andrews & Ingersoll